Exhibit 99.3

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

made by

GRIFFON CORPORATION

and certain of its Subsidiaries

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of March 18, 2011

i

7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc	18
7.2	Duty of Administrative Agent	20
7.3	Execution of Financing Statements	20
7.4	Authority of Administrative Agent	20

SECTION 8.	MISCELLANEOUS	20
8.1	Amendments in Writing	20
8.2	Notices	20
8.3	No Waiver by Course of Conduct; Cumulative Remedies	21
8.4	Enforcement Expenses; Indemnification	21
8.5	Successors and Assigns	21
8.6	Set-Off	21
8.7	Counterparts	22
8.8	Severability	22
8.9	Section Headings	22
8.10	Integration	22
8.11	GOVERNING LAW	22
8.12	Submission To Jurisdiction; Waivers	22
8.13	Acknowledgements	22
8.14	Additional Grantors	23
8.15	Releases	23
8.16	WAIVER OF JURY TRIAL	23

SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property

ii

GUARANTEE AND COLLATERAL AGREEMENT

                    GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 18, 2011, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of March 18, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Griffon Corporation (the “Borrower”), the Lenders and the Administrative Agent.

W I T N E S S E T H:

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                    WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

                    WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                    WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                    WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

                    NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

          1.1 Definitions. i) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

          (a) The following terms shall have the following meanings:

                    “Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    “Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and reimbursement obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and reimbursement obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Cash Management Agreement or any Specified Swap Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement, any Specified Cash Management Agreement, or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                    “Collateral”: as defined in Section 3.

                    “Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

                    “Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                    “Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                    “Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                    “Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

                    “Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Excluded Foreign Subsidiary.

                    “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                    “Intercompany Note”: any promissory note evidencing loans made by any Grantor to any of its Subsidiaries.

                    “Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

                    “Issuers”: the collective reference to each issuer of any Investment Property that is required to be pledged pursuant to this Agreement.

                    “New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

                    “Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Subsidiary Guarantor, its Subsidiary Guarantor Obligations.

                    “Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                    “Patent License”: all written agreements, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                    “Pledged Notes”: all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                    “Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in the case of Capital Stock of any Excluded Foreign Subsidiary, Pledged Stock shall be limited to no more than 66% of the total outstanding Foreign Subsidiary Voting Stock of such Excluded Foreign Subsidiary.

                    “Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                    “Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                    “Secured Parties”: the collective reference to the Administrative Agent, the Lenders and any affiliate of any Lender to which Borrower Obligations or Subsidiary Guarantor Obligations, as applicable, are owed.

                    “Securities Act”: the Securities Act of 1933, as amended.

                    “Specified Cash Management Agreement”: any agreement providing for treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds or any similar transactions between any Loan Party and any Lender or Affiliate thereof, which has been designated by such Lender and the Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by such Loan Party of such Specified Cash Management Agreement (or 90 days after the Effective Date, if later), as a “Specified Cash Management Agreement”.

                    “Specified Swap Agreement”: any Swap Agreement in respect of interest rates or currency exchange rates entered into by any Loan Party and any Person that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into (or, in respect of any Swap Agreement in respect of interest rates or currency exchange rates entered into by any Loan Party prior to the Effective Date, any Person that is a Lender or an Affiliate of a Lender on the Effective Date), which has been designated by such Lender and the Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by such Loan Party of such Specified Swap Agreement (or 90 days after the Effective Date, if later), as a “Specified Swap Agreement”.

                    “Subsidiary Guarantor Obligations”: with respect to any Subsidiary Guarantor, all obligations and liabilities of such Subsidiary Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2), the Credit Agreement or any other Loan Document, any Specified Swap Agreement or any Specified Cash Management Agreement to which such Subsidiary Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Subsidiary Guarantor pursuant to the terms of this Agreement, the Credit Agreement or any other Loan Document).

                    “Subsidiary Guarantors”: the collective reference to each Grantor other than the Borrower.

                    “Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

                    “Trademark License”: any written agreements providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

          1.2 Other Definitional Provisions. ii) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (b) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

          2.1 Guarantee. iii) Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. Each Subsidiary Guarantor hereby further agrees that its guarantee under this Section constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be taken by the Administrative Agent or any Secured Party to any of the security held for payment of the Borrower Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Secured Party in favor of the Borrower or any other person.

          (a) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Subsidiary Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (b) Each Subsidiary Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

          (c) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Subsidiary Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (other than contingent indemnification obligations not then due or asserted), no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

          (d) No payment made by the Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Subsidiary Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Subsidiary Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Subsidiary Guarantor in respect of the Borrower Obligations or any payment received or collected from such Subsidiary Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Subsidiary Guarantor hereunder until the Borrower Obligations are paid in full (other than contingent indemnification obligations not then due or asserted), no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each

Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

          2.3 No Subrogation. Notwithstanding any payment made by any Subsidiary Guarantor hereunder or any set-off or application of funds of any Subsidiary Guarantor by the Administrative Agent or any Lender, no Subsidiary Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Subsidiary Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Subsidiary Guarantor in respect of payments made by such Subsidiary Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full (other than contingent indemnification obligations not then due or asserted), no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Subsidiary Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full (other than contingent indemnification obligations not then due or asserted), such amount shall be held by such Subsidiary Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Subsidiary Guarantor, and shall, forthwith upon receipt by such Subsidiary Guarantor, be turned over to the Administrative Agent in the exact form received by such Subsidiary Guarantor (duly indorsed by such Subsidiary Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

          2.4 Amendments, etc. with respect to the Borrower Obligations. Each Subsidiary Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Subsidiary Guarantor and without notice to or further assent by any Subsidiary Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, subject to the applicable requirements of the Credit Agreement and the other Loan Documents, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may, subject to the applicable requirements of the Credit Agreement and other Loan Documents, be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem reasonably necessary from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or any property subject thereto.

          2.5 Guarantee Absolute and Unconditional. Each Subsidiary Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Subsidiary Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by applicable law, each Subsidiary Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Subsidiary Guarantors with respect to the Borrower Obligations. Each Subsidiary Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender; (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Subsidiary Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Subsidiary Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Subsidiary Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Subsidiary Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Subsidiary Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Subsidiary Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Subsidiary Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Subsidiary Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

          2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Subsidiary Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Subsidiary Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7 Payments. Each Subsidiary Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3. GRANT OF SECURITY INTEREST

                    Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Deposit Accounts;

(d)	all Documents;

(e)	all Equipment;

(f)	all Fixtures;

(g)	all General Intangibles;

(h)	all Instruments;

(i)	all Intellectual Property;

(j)	all Inventory;

(k)	all Investment Property;

(l)	all Letter-of-Credit Rights;

(m)	all other tangible and intangible personal property not otherwise described above

(n)	all books and records pertaining to the Collateral; and

          (o)      to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

                    provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in (i) any leasehold interest in real property, (ii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or conflicts with or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, (iii) any Collateral that constitutes Equipment subject to a certificate of title statute and (iv) any trademark or service mark applications filed in the U.S. Patent and Trademark Office on the basis of such Grantor’s intent to use such trademark or service mark, unless and until evidence of use of the mark acceptable to the U.S. Patent and Trademark Office has been filed with the U.S. Patent and Trademark Office pursuant to Section 1(c) or 1(d) of the Lanham Act (15 U.S.C., et seq.). It is hereby understood and agreed that any property described in the preceding proviso, and any property that is otherwise expressly excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above, shall be excluded from the definition of “Collateral”.

SECTION 4. REPRESENTATIONS AND WARRANTIES

                    To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement, (ii) financing statements which have been filed without the consent of the Grantor and with respect to which no Lien has been created, and (iii) financing statements which have been terminated. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

          4.2 Perfected First Priority Liens. iv) This Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral. In the case of the Pledged Stock, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, in the case of the other Collateral, when financing statements and other filings specified in Schedule 3 hereto in appropriate form are filed in the offices specified on Schedule 3 and, in case of property acquired after the date hereof, any other action required pursuant to Section 6.11 of the Credit Agreement, the security interests created pursuant to this Agreement shall constitute valid perfected security interests in such Collateral and the proceeds thereof (to the extent a security interest in such Collateral can be perfected through the filing of such financing statements or the delivery of such Pledged Stock or the taking of such other actions required pursuant to Section 6.11 of the Credit Agreement) as security for the Obligations.

          (a) The security interests created pursuant to this Agreement are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

          4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long form good standing certificate as of a date which is recent to the date hereof.

          4.4 Inventory and Equipment. On the date hereof, no Grantor keeps Inventory and Equipment (other than mobile goods) in excess of $1,000,000 at any location other than the locations listed on Schedule 5.

          4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.6 Investment Property. v) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer directly owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 66% (or such lesser percentage representing the percentage owned by such Grantor) of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (a) All the shares of the Pledged Stock have been duly and validly issued and, to the extent applicable, are fully paid and nonassessable.

          (b) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Liens permitted by the Credit Agreement and the security interest created by this Agreement.

          4.7 Receivables. The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

          4.8 Intellectual Property. vi) Schedule 6 lists all Patent, Trademark and Copyright applications and registrations owned by such Grantor in its own name on the date hereof.

          (a) Except as set forth in Schedule 6, to the knowledge of such Grantor, on the date hereof, (i) each registration for material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable and has not been abandoned; and (ii) no material Intellectual Property infringes the intellectual property rights of any other Person.

          (b) Except as set forth in Schedule 6, on the date hereof, no Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, excluding all Intellectual Property that is the subject of an express or implied non-exclusive license granted to a third Person in such Grantor’s ordinary course of business.

          (c) To the knowledge of such Grantor, no holding, decision or judgment has been rendered by any Governmental Authority which limits, cancels or invalidates Grantor’s rights in, any Intellectual Property owned by such Grantor in any respect that could reasonably be expected to have a Material Adverse Effect.

          (d) No action or proceeding is pending, or, to the actual knowledge of such Grantor, threatened, on the date hereof seeking to limit, cancel or invalidate any Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein, which, if adversely determined, could have a Material Adverse Effect.

SECTION 5. COVENANTS

                    Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full (other than contingent indemnification obligations not then due or asserted), no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. Upon the occurrence and during the continuance of an Event of Default, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. No Grantor will deliver possession of any Instrument, Certificated Security or Chattel Paper to any Person (other the Administrative Agent) in connection with the creation of a Lien on such Instrument, Certificated Security or Chattel Paper, as applicable.

          5.2 Maintenance of Insurance. vii) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent reasonably requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent.

          (a) All such insurance shall (i) within 30 days of the Effective Date (or such later date as the Administrative Agent shall agree in its sole discretion) (x) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof and (y) name the Administrative Agent as insured party or loss payee, and (ii) be reasonably satisfactory in all other respects to the Administrative Agent.

          (b) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower’s audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

          5.3 Maintenance of Perfected Security Interest; Further Documentation. viii) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of all Persons claiming the same security interest or any interest therein adverse to the Administrative Agent, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

          (a) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

          (b) At any time and from time to time, upon the reasonable written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

          5.4 Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3 or (ii) change its name.

          5.5 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder.

          5.6 Investment Property. ix) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations, except to the extent that any of the foregoing actions could result in more than 66% of the total outstanding Foreign Subsidiary Voting Stock being pledged hereunder. If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (a) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property consisting of Pledged Stock or Pledged Notes or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the

Investment Property or Proceeds thereof; provided that no such consent shall be required for (a) any transaction expressly permitted by the Credit Agreement, or (b) the issuance of any Capital Stock of the Borrower or any other securities convertible into or granting the right to purchase or exchange for any such Capital Stock of the Borrower.

          (b) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

          5.7 Intellectual Property. x) Such Grantor will (i) except as it determines otherwise in its reasonable business judgment, continue to use each material Trademark owned by such Grantor consistent with past practice, in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain, at least consistent with past practices, the past the quality of products and services offered under such Trademark, (iii) use such Trademark in material compliance with applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark is likely to become invalidated or abandoned, in each case, except as could not reasonably be expected to have a Material Adverse Effect.

          (a) Such Grantor will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act, or knowingly omit to do any act, which causes any material Patent owned by such Grantor to become forfeited, abandoned or dedicated to the public, except as could not reasonably be expected to have a Material Adverse Effect.

          (b) Such Grantor will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act which causes any material Copyright owned by such Grantor to fall into the public domain or become abandoned, except as could not reasonably be expected to have a Material Adverse Effect.

          (c) Such Grantor will not (and will not knowingly permit any licensee or sublicensee thereof to) do any act that knowingly uses any material Intellectual Property owned by such Grantor to infringe the intellectual property rights of any other Person.

          (d) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows that any application or registration relating to any material Intellectual Property owned by such Grantor (i) is likely to become forfeited, abandoned or dedicated to the public or (ii) is the subject of any ruling of invalidity or final rejection by any applicable Government Authority.

          (e) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property owned by such Grantor with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon the reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in any Copyright, Patent or Trademark owned by such Grantor.

          (f) Such Grantor will, except as it determines otherwise in its reasonable business judgment, take reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property owned by such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (g) In the event that any material Intellectual Property owned by such Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Grantor’s Intellectual Property and (ii) if such Grantor’s Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, where appropriate, as such Grantor reasonably deems appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          5.8 Receivables. With respect to any Receivables owed by any Governmental Authority, from time to time upon the reasonable request by the Administrative Agent, such Grantor will deliver to the Administrative Agent a schedule setting forth a true and complete list of all Receivables owed by any Governmental Authority to such Grantor and will take such actions as the Administrative Agent may reasonably request to comply with any applicable requirements of the Assignment of Claims Act of 1940.

SECTION 6. REMEDIAL PROVISIONS

          6.1 Certain Matters Relating to Receivables. xi) If an Event of Default shall have occurred and be continuing, upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (a) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within five Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) If an Event of Default has occurred and be continuing, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          6.2 Communications with Obligors; Grantors Remain Liable. xii) The Administrative Agent, in its own name or in the name of others, may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.

          (a) Upon the reasonable request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

          (b) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating thereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3 Pledged Stock. xiii) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given three (3) Business Days prior written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property.

          (a) If an Event of Default has occurred and be continuing, the Administrative Agent shall give three (3) Business Days prior written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

          6.4 Proceeds to be Turned Over To Administrative Agent. If an Event of Default shall have occurred and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

          6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at times determined by the Administrative Agent, the Administrative Agent shall apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantees set forth in Section 2 of this Agreement, in payment of the Obligations in the following order:

First, to pay incurred and unpaid out-of-pocket fees and expenses of the Administrative Agent required to be paid under the Loan Documents;

          Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;

          Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and

          Fourth, any balance remaining after the Obligations shall have been paid in full (other than contingent indemnification obligations not then due or asserted), no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind

(except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at commercially reasonable public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem necessary and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s reasonable request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.7 Registration Rights. xiv) Upon the occurrence and during the continuance of an Event of Default, if the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will use its commercially reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of six months from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to use commercially reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (b) Each Grantor agrees to use its commercially reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          6.8 Subordination. Each Grantor hereby agrees that, if an Event of Default shall have occurred and be continuing, unless otherwise agreed by the Administrative Agent, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Obligations.

          6.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable out-of-pocket fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT

          7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc. xv) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following (provided that anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing):

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or provide any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may give such Grantor written notice of such failure to perform or comply, and if such Grantor fails to perform or comply within five Business Days of receiving such notice (or if the Administrative Agent reasonably determines that harm to the Collateral or to the security interest of the Administrative Agent hereunder could result prior to the end of such five Business Day period), then the Administrative Agent may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) To the extent permitted by applicable law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated or the security interests created hereby are released.

          7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

          7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

          8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.02 of the Credit Agreement.

          8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Subsidiary Guarantor shall be addressed to such Subsidiary Guarantor at its notice address set forth on Schedule 1.

          8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4 Enforcement Expenses; Indemnification. xvi) Each Subsidiary Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Subsidiary Guarantor under the guarantee contained in Section 2 of this Agreement, or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Subsidiary Guarantor is a party, including, without limitation, the reasonable fees and disbursements of one counsel to each Lender and the Administrative Agent.

          (a) Each Subsidiary Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (b) Each Subsidiary Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.03 of the Credit Agreement.

          (c) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          8.6 Set-Off. If an Event of Default shall have occurred and be continuing, each Lender shall have the right, without notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply to the payment of such Obligations any and all deposits (general or special, time or demand, provisional or final, but excluding, to the extent not permitted by law, trust accounts, employee benefit accounts, payroll and withholding accounts and similar accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor. Each Lender agrees promptly to notify the relevant Grantor and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.

          8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          b) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.11 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.12 Acknowledgements. Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.13 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.14 Releases. i) At such time as the Obligations shall have been paid in full (other than contingent indemnification obligations not then due or asserted and obligations in respect of Specified Swap Agreements and Specified Cash Management Agreements not then due or asserted), no Letter of Credit shall be outstanding and the Commitments have expired or terminated, the Collateral shall be released from any and all Liens created hereby, and any Subsidiary Guarantor Obligation (other than those expressly stated to survive such termination) shall thereupon immediately terminate, all without delivery of any instrument or performance of any act by any party.

          (a) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement or that has been consented to in accordance with Section 10.02 of the Credit Agreement, then the Administrative Agent, at the request and the sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of any Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

          8.15 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                    IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRIFFON CORPORATION,

By	/s/ Thomas Gibbons

Name: Thomas Gibbons
Title: Treasurer

AMES TRUE TEMPER, INC.,

By	/s/ Thomas Gibbons

Name: Thomas Gibbons
Title: Vice President and Treasurer

CLOPAY BUILDING PRODUCTS COMPANY, INC.,

By	/s/ Thomas Gibbons

Name: Thomas Gibbons
Title: Treasurer

CLOPAY PLASTIC PRODUCTS COMPANY, INC.,

By	/s/ Thomas Gibbons

Name: Thomas Gibbons
Title: Treasurer

TELEPHONICS CORPORATION,

By	/s/ Dominick Nocera

Name: Dominick Nocera
Title: Vice President and Chief Financial Officer

[Signature Page to Guarantee and Collateral Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Michelle Cipriani

Name: Michelle Cipriani
Title: Vice President

[Signature Page to Guarantee and Collateral Agreement]

Schedule 1

NOTICE ADDRESSES OF SUBSIDIARY GUARANTORS

a.	If to Ames True Temper, Inc., Clopay Building Products Company, Inc., or Clopay Plastic Products Company Inc., to:

8585 Duke Blvd.
Mason, OH 45050
Attention: Treasurer
Fax: (513) 770-6544

b.	If to Telephonics Corporation, to:

815 Broad Hollow Road
Farmingdale, NY 11735
Attention: Chief Financial Officer
Fax: (631) 755-7727

in each case with a copy to:

Griffon Corporation
712 Fifth Avenue, 18th Floor
New York, NY 10019
Attention: General Counsel
Fax: (516) 932-1169

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

Domestic Subsidiaries

Instrument Systems Corporation** (Pledgor: Griffon Corporation*)	Common Stock	1	100

ISC Properties, Inc. (f/k/a Sagcorp, Inc.) (Pledgor: Griffon Corporation*)	Common Stock	1	200

Lightron Corporation (Pledgor: Griffon Corporation*)	Common Stock	1	1,000

Telephonics TLSI Corporation (Pledgor: Griffon Corporation*)	Common Stock	1	100

Exphonics, Inc. (Pledgor: Griffon Corporation*)	Common Stock	2	100

Gritel Holding Co., Inc. (Pledgor: Griffon Corporation)	Common Stock	1	100

TLSI Incorporated (Pledgor: Telephonics Corporation)	Common Stock	1	100

Systems Engineering Group, Inc. (Pledgor: Telephonics Corporation)	Common Stock	5	100

Clopay Corporation (Pledgor: Griffon Corporation)	Common Stock	CU 06225	1486041

Clopay Plastic Products Acquisition Company, Inc. (Pledgor: Clopay Plastic Products Company, Inc.)	Common Stock	1	200

Clopay Plastics Products International Sales Corporation (Pledgor: Clopay Plastic Products Company, Inc.)	Authorized shares	3	1

Automatic Garage Door & Fireplaces, Inc. (Pledgor: Clopay Building Products Company, Inc.)	Authorized shares	2	100

Clopay Transportation Company (Pledgor: Clopay Building Products Company, Inc.)	Authorized shares	1	100

Clopay Building Products International Sales Corporation (Pledgor: Clopay Building Products Company, Inc.)	Authorized shares	2	2,500

Ames Holdings, Inc. (Pledgor: Ames True Temper, Inc.)	Common Stock	1	100

Foreign Subsidiary Voting Stock

Clopay Europe GmbH (Pledgor: Clopay Plastic Products Inc.)	Authorized shares	N/A – uncertificated	2 (1.32 of which shall be pledged)

Clopay Holding Company Do Brasil LTDA (Pledgor: Clopay Plastic Products Inc.)	Authorized quotas	N/A – uncertificated	26,765,868 (17,665,472.88 of which shall be pledged)

Pledged Notes:

Issuer	Payee	Principal Amount

Amended and Restated Global Intercompany Note, dated as of March 18, 2011 made by and made by and among certain Subsidiaries of the Borrower.

* Note: Griffon Corporation was formerly known as “Instrument Systems Corporation”.

** Instrument Systems Corporation was formerly known as “Griffon Corporation”

Schedule 3

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

a.	UCC -1 Financing Statements to be filed against:

	1.	Griffon Corporation

	2.	Ames True Temper, Inc.

	3.	Clopay Building Products Company, Inc.

	4.	Clopay Plastic Products Company, Inc.

	5.	Telephonics Corporation

Delaware Secretary of State John G. Townsend Building 401 Federal St., Suite 4 Dover, DE 19901

Patent, Copyright and Trademark Filings

          Filings with US Patent and Trademark Office and US Copyright Office.

Actions with respect to Pledged Stock

          Actions reasonably necessary to pledge the Foreign Subsidiary Voting Stock identified on Schedule 2 pursuant to the local laws of Germany and Brazil.

Other Actions

None

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office

Ames True Temper, Inc.	Delaware	8585 Duke Blvd.
Clopay Building Products Company, Inc.		Mason, OH 45040
Clopay Plastic Products

Telephonics Corporation	Delaware	815 Broad Hollow Road
Farmingdale, NY 11735

Griffon Corporation	Delaware	712 Fifth Avenue, 18th Floor, New York, NY 10019

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Address	City	State	Postal Code

Ames True Temper, Inc.	U.S. 73	Falls City	NE	68355
Ames True Temper, Inc.	4167 Acme Road	Frankfort	NY	13340
Ames True Temper, Inc.	1500 South Cameron St.	Harrisburg	PA	17104
Ames True Temper, Inc.	206 East Hunts Road	Bernie	MO	63822
Ames True Temper, Inc.	1405 Industrial Drive	North Vernon	IN	47265
Ames True Temper, Inc.	991 Marion Road, Tract 1 and Tract 2	Princeton	KY	42445
Ames True Temper, Inc.	290 Warehouse Road	Lebanon	KY	40033
Ames True Temper, Inc.	196 Clifton Street	Unadilla	NY	13849
Ames True Temper, Inc.	114 Smith Road	Pine Valley	NY	14872
Ames True Temper, Inc.	475 Highland Terrace	Portville	NY	14770
Ames True Temper, Inc.	21460 Ames Lane	Dexter City	OH	45727
Ames True Temper, Inc.	55 Pleasant Street	Union City	PA	16438
Ames True Temper, Inc.	139 Depot Street	Campaign	TN	38550
Ames True Temper, Inc.	2 Maple Street, VT	Wallingford	VT	05773
Ames True Temper, Inc.	308 Main Street	Palmyra	ME	04965
Ames True Temper, Inc.	465 Railroad Avenue	Camp Hill	PA	17011
Ames True Temper, Inc.	3450 Airway Drive, Suites 100 and 400	Reno	NV	89511
Ames True Temper, Inc.	1 True Temper Drive	Carlisle	PA	17015
Ames True Temper, Inc.	Industrial Park	Lewistown	PA	17077
Ames True Temper, Inc.	3208 East Blue Lick Road	Louisville	KY	40229
Clopay Plastic Products Company, Inc.	512 Chapel Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	521 Chapel Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	523 Chapel Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	525 Chapel Avenue	Augusta	KY	41002

Clopay Plastic Products Company, Inc.	527 Chapel Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	514 East Third Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	516 East Third Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	516 1/2 East Third Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	518 & 518 1/2 East Third Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	520 & 520 1/2 East Third Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	531 East Fourth Street	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	308 Hamilton Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	309 Hamilton Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	310 Hamilton Avenue	Augusta	KY	41002
Clopay Plastic Products Company, Inc.	8585 Duke Boulevard	Mason	OH	45040
Clopay Plastic Products Company, Inc.	417 &/or 463 Harding Industrial Drive	Nashville	TN	37211
Clopay Building Products Company, Inc.	1400 West Market Street	Troy	OH	45373
Clopay Building Products Company, Inc.	101 Miller Road	Russia	OH	45363
Clopay Building Products Company, Inc.	285 State Street	New Haven	CT	06473
Clopay Building Products Company, Inc.	326 Old Niskayuna Road	Latham	NY	12205
Clopay Building Products Company, Inc.	45 Gilpin Avenue	Hauppauge	NY	17788
Clopay Building Products Company, Inc.	3901 Derry Street	Harrisburg	PA	17111
Clopay Building Products Company, Inc.	2360 Pilot Knob Road	Minneapolis	MN	55121
Clopay Building Products Company, Inc.	10047 Virginia Avenue	Chicago Ridge	IL	60415
Clopay Building Products Company, Inc.	1650 Shelby Oaks Drive, Suites #9-16	Memphis	TN	38134
Clopay Building Products Company, Inc.	10783, 10785 and 10789 Satellite Blvd.	Orlando	FL	32837
Clopay Building Products Company, Inc.	7905 Cochran Rd.	Glen Willow	OH	44139
Clopay Building Products Company, Inc.	8441 Arjons Drive	San Diego	CA	92121

Clopay Building Products Company, Inc.	14088 Borate Street	Sante Fe Springs	CA	90670
Clopay Building Products Company, Inc.	455 Harding Industrial Drive	Nashville	TN	37211
Clopay Building Products Company, Inc.	50171 E. Russell Schmidt	Chesterfield Township	MI	48051
Clopay Building Products Company, Inc.	211 Sinclair Road	Bristol	PA	19007
Clopay Building Products Company, Inc.	515 N. W. Parkway	Riverside	MO	64150
Clopay Building Products Company, Inc.	100 Adams Road	Clinton	MA	01752
Clopay Building Products Company, Inc.	7-00 22nd Street	Fairlawn	NJ	07410
Clopay Building Products Company, Inc.	8550 East 33rd Street	Indianapolis	IN	46226
Clopay Building Products Company, Inc.	9710 N.W. 110th Avenue, Miami, FL 33178	Miami	FL	33178
Clopay Building Products Company, Inc.	4364 W. North Down River	Grayling	MI	49738
Clopay Building Products Company, Inc.	7309 Gaines Court	Davenport	IA	52806
Clopay Building Products Company, Inc.	1225 Greenbriar Drive	Addison	IL	60101
Clopay Building Products Company, Inc.	6818 Patterson Pass Road, Unit E	Livermore	CA	94550
Clopay Building Products Company, Inc.	2601 West Valley Highway	Auburn	WA	98071
Clopay Building Products Company, Inc.	Highway 63 North	Baldwin	WI	54002
Clopay Building Products Company, Inc.	9230 S. Farmer	Tempe	AZ	85284
Clopay Building Products Company, Inc.	13830 Parks Steed Drive	Earth City	MO	63045
Clopay Building Products Company, Inc.	230 Bilmar Drive	Pittsburgh	PA	15205
Clopay Building Products Company, Inc.	8260 Patuxent Range Road	Jessup	MD	20794
Clopay Building Products Company, Inc.	1500 National Drive, Suite 500	Sacramento	CA	95834
Clopay Building Products Company, Inc.	3050 Progress Road	Madison	WI	53716
Clopay Building Products Company, Inc.	3118 NE 181st Ave., Gateway Corp. Center	Gresham	OR	97230
Clopay Building Products Company, Inc.	8120 Mid America Boulevard, Suite 800	Oklahoma City	OK	73135
Clopay Building Products Company, Inc.	201 A,B,C Creekridge Road, South Elm Center	Greensboro	NC	27406

Clopay Building Products Company, Inc.	16020 Lowell Rd.	Lansing	MI	48906
Clopay Building Products Company, Inc.	183 Business Center Drive	Pelham	AL	35214
Clopay Building Products Company, Inc.	4801 Moline Street	Denver	CO	80239
Clopay Building Products Company, Inc.	3041 International Street	Columbus	OH	43228
Clopay Building Products Company, Inc.	4515 Macro Drive	San Antonio	TX	78218
Clopay Building Products Company, Inc.	1070 South 3800 West, Suite 100	Salt Lake City	UT	84104
Clopay Building Products Company, Inc.	4430 Adamo Dr.	Tampa	FL	33605
Clopay Building Products Company, Inc.	1630 Satellite Blvd., Suite 500	Duluth	GA	30097
Clopay Building Products Company, Inc.	GSW #43, 1025 Avenue S #200	Grand Prairie	TX	75050
Clopay Building Products Company, Inc.	601 Columbia Avenue, Suite C	Riverside	CA	92507
Clopay Building Products Company, Inc.	510 Deer Cross Dr., Suite A	Madisonville	LA	70471
Clopay Building Products Company, Inc.	5109 Glen Alden Drive	Richmond	VA	23231
Clopay Building Products Company, Inc.	9702 Wallisville Rd., Suite 702E	Houston	TX	77013
Clopay Plastic Products Company, Inc.	555 Harding Industrial Blvd.	Nashville	TN	37211
Clopay Building Products Company, Inc.	11435 Granite Street, Building III	Charlotte	NC
Clopay Building Products Company, Inc.	10232-10300 Harry J. Parrish Blvd.	Manassas	VA	20110
Clopay Building Products Company, Inc.	8900 109th Avenue North	Champlain	MN	55316
Clopay Building Products Company, Inc.	1830 Wooddale Drive	Woodbury	MN	55125
Telephonics Corporation	815 Broadhollow Rd.	Farmingdale	NY	11735
Telephonics Corporation	770 Park Avenue,	Huntington	NY	11743
Telephonics Corporation	127 West Walnut Street,	Gardena	CA
Telephonics Corporation	789 Park Avenue,	Huntington	NY	11743
Telephonics Corporation	780 Park Ave.	Huntington,	NY	11743
Telephonics Corporation	80 Ruland Road	Melville	NY
Telephonics Corporation	2011 Crystal Drive, Offices 480, 435 and 484	Crystal City	VA

Systems Engineering Group Inc.	9861 Broken Land Pkwy, Suite 350	Columbia	MD	21046
Systems Engineering Group Inc.	6000 Midlantic Drive, Suite 101 North	Mt. Laurel	NJ	08054
Systems Engineering Group Inc.	16156 Dahlgren Rd, Rm 146	Dahgren	VA	22448
Systems Engineering Group Inc.	1100 New Jersey Ave, Office #5100, SE	Washington	DC	20003
Systems Engineering Group Inc.	1201 M. Street, SE	Washington	DC
Telephonics Corp. Hangar Facility Inc.	1028 Consolidated Road	Elizabeth City	NC
Griffon Corporation	100 Jericho Quadrangle Suite 224	Jericho,	New York
Griffon Corporation	712 Fifth Avenue18th Floor	New York	NY
Clopay Services	6410 Carpenter Rd. SE	Lacey	WA	98503
Clopay Services	16681 N. 84th Avenue	Peoria	AZ	85382
Clopay Services	3402 West Valley Highway N.	Auburn	WA
Clopay Services	685 West LaVieve Lane	Tempe	AZ

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

A.	Copyrights owned by Ames True Temper, Inc.

Title	Registration No.	Issue Date	Status

American Heritage Pot	VA950-563	5/3/1999	REGISTERED

Grapevine Pot	VA463-129	7/19/1999	REGISTERED

B.	Copyrights owned by Telephonics Corporation

TITLE	COPYRIGHT NUMBER	DATE

Decision Vision	TX0003562867	1992
Software quality management system; software	V2753P346	1992

PATENTS AND PATENT LICENSES

A.	Patents Owned by Ames True Temper, Inc.

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

“D” HANDLE FOR SHOVEL	AUSTRALIA	13343/2009	9/1/2009	327723	9/28/2009	ISSUED
“D” HANDLE FOR SHOVEL	CANADA	132076	8/31/2009	132076	4/15/2010	ISSUED
“D” HANDLE FOR SHOVEL	US	29/333,706	3/13/2009	D-604,573	11/24/2009	ISSUED
360 DEGREE GRIP	AUSTRALIA	12314/2009	6/26/2009	326811	7/21/2009	ISSUED
360 DEGREE GRIP	CANADA	131277	7/3/2009	131277	7/28/2010	ISSUED
360 DEGREE GRIP	US	29/330,852	1/15/2009	D-611,321	3/9/2010	ISSUED
7” SCRAPER	US			D-452,759	1/1/2002	ISSUED
8” SCRAPER	US			D-449,143	10/9/2001	ISSUED
A BYPASS TYPE HAND PRUNER	US	29/164,167	7/18/2002	D-472,433	4/1/2003	ISSUED
ADJUSTABLE TINE LEAF RAKE	CANADA	2490823	9/22/2004			PENDING
AN APERTURED BLADE FOR A HAND PRUNER	US	29/175,892	2/12/2003	D-476,199	6/24/2003	ISSUED
AUTOTRACKING REEL EASY DECK/PATIO HOSE REEL	US			D-448,652	10/2/2001	ISSUED
AUTOTRACKING REEL EASY DECK/PATIO HOSE REEL	CANADA			93,143	7/31/2001	ISSUED
AUTOTRACKING WORKCENTER CART HOSE REEL	US			D-449,914	10/30/2001	ISSUED
AUTOTRACKING WORKCENTER CART HOSE REEL (Design)	CANADA			93,144	7/31/2001	ISSUED
AX SHARPENER	US	29/293,338	11/16/2007	D-582,238	12/9/2008	ISSUED
AXLE BRACKET FOR WHEELBARROW	CANADA	2,684,305	11/4/2009			PENDING
BLADE FOR A ROUND POINT SHOVEL	AUSTRALIA	11618/2009	5/6/2009	326130	5/29/2009	ISSUED
BLADE FOR A ROUND POINT SHOVEL	CANADA	130815	5/22/2009	130815	1/27/2010	ISSUED
BLADE FOR A ROUND POINT SHOVEL	US	29/329,258	12/11/2008	D-604,128	11/17/2009	ISSUED
BLADE FOR ROUND POINT SHOVEL	AUSTRALIA	11617/2009	5/6/2009	326129	5/29/2009	ISSUED
BLADE FOR ROUND POINT SHOVEL	CANADA	131255	6/25/2009	131255	1/27/2010	ISSUED
BLADE FOR ROUND POINT SHOVEL	US	29/330,069	12/29/2008	D-601,867	10/13/2009	ISSUED
BLADE, MEDIUM SPADE BIG STEP SHOVEL	AUSTRALIA	11398/2009	4/23/2009	326004	5/20/2009	ISSUED
BLADE, MEDIUM SPADE BIG STEP SHOVEL	CANADA	130541	4/28/2009	130541	1/27/2010	ISSUED
BLADE, MEDIUM SPADE BIG STEP SHOVEL	US	29/329,262	12/11/2008	D-601,866	10/13/2009	ISSUED
BOW RAKE	US	29/226,337		D-517,876	3/28/2006	ISSUED
BROADCAST SPREADER	US			D-414,783	10/5/1999	ISSUED
BULB PLANTER Design	US	29/226,711		D-521,823	5/30/2006	ISSUED
BULB PLANTER WITH TWIN GRIPS	US	11/095,372	3/31/2005	7,647,703	1/19/2010	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

BULB PLANTING DEVICE	US	09/372,429	8/11/1999	6,138,589	10/31/2000	ISSUED
CAMP AXE HANDLE	CANADA	129762	2/24/2009	129762	2/1/2010	ISSUED
CAMP AXE HANDLE	US	29/324,318	9/10/2008	D-598,264	8/18/2009	ISSUED
CANISTER HOSE REEL	US	11/598,991	11/14/2006			PUBLISHED
CANISTER HOSE REEL	CANADA	2567900	11/14/2006			PENDING
CHECKERED SOCKET FOR A GARDEN TOOL	US	29/332,749	2/25/2009	D-611,318	3/9/2010	ISSUED
CHILD’S SNOW TOOL	US	29/037,776	4/20/1995	D-381,375	7/22/1997	ISSUED
CLASSIC TRADITIONAL FENCE	CANADA	126362	6/6/2008	126362	6/1/2009	ISSUED
CLASSIC TRADITIONAL FENCE	US	29/293,815	12/13/2007	D-579,574	10/28/2008	ISSUED
COLLAPSIBLE WHEELBARROW	US	10/431,078	5/7/2003	6,923,469	8/2/2005	ISSUED
COLLAPSIBLE WHEELBARROW	US	10/805,685	3/19/2004	7,866,686	1/11/2011	ISSUED
COLLAPSIBLE WHEELBARROW AND ASSOCIATED METHOD	US	10/216,071	8/9/2002	6,851,701	2/8/2005	ISSUED
COLLAPSIBLE WHEELBARROW AND ASSOCIATED METHOD	US	10/950,115	9/24/2004	6,991,251	1/31/2006	ISSUED
COLLAPSIBLE WHEELBARROW AND ASSOCITED METHOD	US	10/737,047	12/16/2003	6,869,098	3/22/2005	ISSUED
CONSUMER POST HOLE DIGGER	CANADA	2640241	10/3/2008	2640241	1/11/2011	ISSUED
CONSUMER POST HOLE DIGGER	US	11/973,097	10/5/2007	7,461,881	12/9/2008	ISSUED
CONSUMER POST HOLE DIGGER	US	12/184,790	8/1/2008	7,798,545	9/21/2010	ISSUED
CONSUMER POST HOLE DIGGER	US	12/829,414	7/2/2010			PUBLISHED
COUPLING FOR HANDLE AND TOOL HEAD	CANADA	2687993	12/4/2009			PENDING
COUPLING FOR HANDLE AND TOOL HEAD	US	12/331,058	12/9/2008			PUBLISHED
CULTIVATOR HEAD	CANADA	129969	3/16/2009	129969	2/16/2010	ISSUED
CULTIVATOR HEAD	US	29/326,705	10/23/2008	D-600,081	9/15/2009	ISSUED
CULTIVATOR HEAD FOR HAND TOOL Design	US	29/226,739		D-522,324	6/6/2006	ISSUED
DECK BOX	AUSTRALIA	2009222614	10/7/2009			PENDING
DECK BOX	CANADA	2683325	10/22/2009			PENDING
DECK BOX	US	12/256,770	10/23/2008			PUBLISHED
DECORATIVE ALUMINUM WALL MOUNT HOSE REEL	MEXICO	MX/f/2007/000420	2/22/2007	24843	12/19/2007	ISSUED
DECORATIVE ALUMINUM WALL MOUNT HOSE REEL	US	29/264,937	8/22/2006	D-554,480	11/6/2007	ISSUED
DECORATIVE ALUMINUM WALL MOUNT HOSE REEL	CANADA	119516	2/15/2007	119516	1/29/2008	ISSUED
DECORATIVE HOSE REEL	CANADA	132831	11/5/2009	132831	6/23/2010	ISSUED
DECORATIVE HOSE REEL	US	29/337,471	5/22/2009			PENDING
DECORATIVE HOSE REEL Design	US	29/236,167	8/12/2005	D-551,061	9/18/2007	ISSUED
DECORATIVE WALL MOUNT HOSE REEL	AUSTRALIA	16443/2007	2/15/2007	313096	2/23/2007	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

Design for a Hoe	CANADA			111152	12/20/2006	ISSUED
DESIGN FOR CORNER FENCE	US	29/292,589	10/18/2007	D-577,831	9/30/2008	ISSUED
Design for GARDEN CUTTING TOOL	US	29/187,924	8/8/2003	D-491,775	6/22/2004	ISSUED
Design for PRUNER	US	29/187,851	8/8/2003	D-496,837	10/5/2004	ISSUED
Design for PRUNER	US	29/187,852	8/8/2003	D-496,838	10/4/2004	ISSUED
Design for PRUNER	US	29/187,929	8/8/2003	D-500,236	12/28/2004	ISSUED
Design for PRUNER (large)	US	29/187,923	8/8/2003	D-500,235	12/28/2004	ISSUED
Design for PRUNER (small)	US	29/187,839	8/8/2003	D-502,067	2/22/2005	ISSUED
Design for PRUNERS WITH TRANSLUCENT HANDLES	US	29/146,609	8/14/2001	D-457,402	5/21/2002	ISSUED
Design for TOOL HANDLE	US	29/187,840	8/8/2003	D-498,130	11/9/2004	ISSUED
Design for TRUE CUT ANVIL HAND PRUNER	US	29/150,250	11/16/2001	D-464,541	10/22/2002	ISSUED
Design for TRUE CUT HEDGE SHEARS	US	29/150,245	11/16/2001	D-478,792	8/26/2003	ISSUED
Design for UTILITY CART	US	29/141,548	5/9/2001	D-459,564	6/25/2002	ISSUED
DESIGN TRUE CUT BYPASS HAND PRUNER	US	29/150,248	11/16/2001	D-464,539	10/22/2002	ISSUED
D-GRIP FOR TOOL	US	29/245,676	12/28/2005	D-557,101	12/11/2007	ISSUED
D-GRIP FOR TOOL	CANADA	115879	5/15/2006	115879	7/10/2007	ISSUED
DRAIN SPADE	CANADA	136003	6/8/2010			PENDING
DRAIN SPADE	US	29/351,559	12/8/2009	D-623,488	9/14/2010	ISSUED
DROP SPREADER	US			D-413,903	9/14/1999	ISSUED
DUAL MATERIAL TOOL HANDLE	CANADA	2,498,220	11/13/2003	2,498,220	5/20/2008	ISSUED
DUAL MATERIAL TOOL HANDLE	MEXICO	PA/a/2005/003752	11/13/2003	250884	10/26/2007	ISSUED
DUAL MATERIAL TOOL HANDLE	US	10/360,422	2/7/2003	6,889,405	5/10/2005	ISSUED
DUAL MODE SPREADER	US			D-413,904	9/14/1999	ISSUED
EDGER BLADE	AUSTRALIA	14149/2008	8/27/2008	320892	9/4/2008	ISSUED
EDGER BLADE	CANADA	127702	9/3/2008	127702	10/1/2009	ISSUED
EDGER BLADE	MEXICO	MX/a/2008/002282	9/9/2008	29476	10/8/2009	ISSUED
EDGER BLADE	US	29/304,946	3/11/2008	D-585,252	1/27/2009	ISSUED
ELLIPSOID HAND TOOL GRIP	CANADA	132711	10/28/2009	132711	6/7/2010	ISSUED
ELLIPSOID HAND TOOL GRIP	US	29/337,402	5/21/2009	D-614,010	4/20/2010	ISSUED
ELONGATED TOOL HANDLE	US	29/058,226	8/9/1996	D388,669	1/6/1998	ISSUED
EMBOSSED SOCKET FOR GARDEN TOOL (Embodiment 1)	US	29/317,682	5/5/2008	D-593,822	6/9/2009	ISSUED
EMBOSSED SOCKET FOR GARDEN TOOL (Embodiment 2)	US	29/317,684	5/5/2008	D-588,883	3/24/2009	ISSUED
EXCAVATION SPADE	US	29/332,746	2/25/2009	D-604,572	11/24/2009	ISSUED
EXTENDABLE REACHING TOOL	US	12/412,858	3/27/2009			PUBLISHED
FLAT END SPADE WITH TOOTHED BLADE	US	29/058,220	8/9/1996	D388,668	1/6/1998	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

FLORAL SHEAR	CANADA	135665	5/26/2010	135665	12/15/2010	ISSUED
FLORAL SHEAR	US	29/351,126	12/1/2009	D-628,030	11/30/2010	ISSUED
FOLDABLE SNOW SHOVEL	CANADA	2,713,819	8/25/2010			PENDING
FOLDABLE SNOW SHOVEL	CANADA	137123	9/14/2010			PENDING
FOLDABLE SNOW SHOVEL	US	29/367,645	8/11/2010			PENDING
FOLDING CRANK HANDLE FOR HOSE REEL	CANADA	2646707	12/11/2008			PENDING
FOLDING CRANK HANDLE FOR HOSE REEL	US	12/001,855	12/13/2007	7,575,188	8/18/2009	ISSUED
FOLDING SHOVEL	AUSTRALIA	12027/2006	5/10/2006	307605	6/26/2006	ISSUED
FOLDING SHOVEL	MEXICO	PA/f/2006/000960	5/18/2006	23147	7/18/2007	ISSUED
FOLDING SHOVEL	US	29/243,209	11/21/2005	D-551,524	9/25/2007	ISSUED
FOLDING SHOVEL	CANADA	115847	5/12/2006	115847	7/24/2007	ISSUED
FOLDING SNOW SHOVEL	US	12/862,846	8/25/2010			PENDING
FOOT SUPPORT	US	29/091,789	8/5/1998	D-412,093	7/20/1999	ISSUED
FRAME FOR A COLLAPSIBLE WHEEL BARROW	US	29/208,911		D-508,597	8/16/2005	ISSUED
FRAME FOR A COLLAPSIBLE WHEELBARROW	CANADA	110041	2/10/2005	110041	6/30/2006	ISSUED
GARDEN HOSE WITH BACKBONE	US	13/033,947	2/24/2011			PENDING
GARDEN SPADE	CANADA			111150	3/8/2007	ISSUED
GARDEN SPADE AND HANDLE THEREFOR	US	29/225,475	3/16/2005	D-533,754	12/19/2006	ISSUED
GARDEN TOOL HEAD WITH COATED LEADING EDGE	US	12/002,713	12/18/2007	7,850,216	12/14/2010	ISSUED
GARDEN TOOL HEAD WITH COATED LEADING EDGE	US	12/913,887	10/28/2010			PUBLISHED
GARDEN TOOL SLEEVE	US	29/043,583	9/7/1995	D379,422	5/27/1997	ISSUED
GARDEN WAGON	US			D-391,732	3/3/1998	ISSUED
GRIP FOR TWO-HANDED TOOL	AUSTRALIA	11451/2008	3/26/2008	318911	4/22/2008	ISSUED
GRIP FOR TWO-HANDED TOOL	CANADA	125315	3/26/2008	125315	6/30/2009	ISSUED
GRIP FOR TWO-HANDED TOOL	US	29/292,594	10/18/2007	D-578,360	10/14/2008	ISSUED
HAND OPERATED TOOL	US	29/226,741		D-518,340	4/4/2006	ISSUED
HAND OPERATED TOOL WITH CENTRAL STEP	US	11/095,864	3/31/2005	7,121,599	10/17/2006	ISSUED
HAND PRUNER Design	US	29/235,650	8/4/2005	D-548,027	8/7/2007	ISSUED
HAND TOOL FOR CHOPPING ICE	US	11/123,286	5/6/2005	7,293,361	11/13/2007	ISSUED
HAND TOOL WITH MULTIPLE GRIPS	US	29/286,845	5/18/2007	D-582,226	12/9/2008	ISSUED
HANDLE FOR A GARDEN TOOL	AUSTRALIA	13342/2009	8/31/2009	327738	9/25/2009	ISSUED
HANDLE FOR A GARDEN TOOL	CANADA	132077	8/31/2009	132077	4/15/2010	ISSUED
HANDLE FOR A GARDEN TOOL	US	29/333,696	3/13/2009	D-604,126	11/17/2009	ISSUED
HANDLE FOR A GARDEN TOOL	AUSTRALIA	13341/2009	8/31/2009	327737	9/25/2009	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

HANDLE FOR A GARDEN TOOL	CANADA	131989	8/27/2009	131989	4/15/2010	ISSUED
HANDLE FOR A GARDEN TOOL	US	29/333,702	3/13/2009	D-611,316	3/9/2010	ISSUED
HANDLE FOR A STRIKING TOOL	CANADA	112107		112107	5/7/2007	ISSUED
HANDLE FOR A STRIKING TOOL	MEXICO	PA/f/2005/001115	8/10/2005			PENDING
HANDLE FOR A STRIKING TOOL	US	29/223,480	2/15/2005	D-530,584	10/24/2006	ISSUED
HANDLE FOR A WHEELBARROW	CANADA	128206	10/6/2008	128206	9/2/2009	ISSUED
HANDLE FOR A WHEELBARROW	US	29/306,827	4/17/2008	D-595,470	6/30/2009	ISSUED
HANDLE FOR ALUMINUM GARDEN SHEARS	CANADA	128350	10/27/2008	128350	9/4/2009	ISSUED
HANDLE FOR ALUMINUM GARDEN SHEARS	US	29/317,785	5/7/2008	D-583,202	12/23/2008	ISSUED
HANDLE FOR HAND TOOL Design	US	29/226,862	3/31/2005	D-532,274	11/21/2006	ISSUED
HANDLE FOR HAND-OPERATED TOOL Design	US	29/226,671	3/31/2005	D-537,700	3/6/2007	ISSUED
HANDLE FOR HAND-OPERATED TOOL Design	US	29/226,745	3/31/2005	D-539,629	4/3/2007	ISSUED
HANDLE FOR STEEL GARDEN SHEARS	CANADA	128494	11/6/2008	128494	10/1/2009	ISSUED
HANDLE FOR STEEL GARDEN SHEARS	US	29/317,787	5/7/2008	D-595,100	6/30/2009	ISSUED
HANDLE SHAFT FOR A GARDEN OR SNOW TOOL Design	US	29/074,650		D-427,494	7/4/2000	ISSUED
HANDLE SHAFT FOR A TOOL	US	29/212,444		D-516,881	3/14/2006	ISSUED
HANDLE SHAFT FOR A TOOL	US	29/229,767		D-517,875	3/28/2006	ISSUED
HOE/CULTIVATOR AND HANDLE THEREFOR	US	29/225,680	3/18/2005	D-546,641	7/17/2007	ISSUED
HOSE HANGER APPARATUS	US	10/066,700	2/6/2002	6,488,240	12/3/2002	ISSUED
HOSE HANGER SUPPORT	CANADA	126389	6/10/2008	126389	2/25/2009	ISSUED
HOSE HANGER SUPPORT	US	29/293,730	12/10/2007	D-576,020	9/2/2008	ISSUED
HOSE HAVING AN ELLIPTICAL CROSS-SECTION	CANADA	114178	1/11/2006	114178	7/9/2007	ISSUED
HOSE REEL	US	11/385,206	3/21/2006	7,377,289	5/27/2008	ISSUED
HOSE REEL	CANADA	114198		114198	5/3/2007	ISSUED
HOSE REEL	CANADA	132467	10/6/2009	132467	5/12/2010	ISSUED
HOSE REEL	US	29/335,285	4/13/2009	D-604,020	11/10/2009	ISSUED
HOSE REEL	AUSTRALIA	13831/2009	10/6/2009	328201	10/29/2009	ISSUED
HOSE REEL	CANADA	132468	10/6/2009	132468	5/12/2010	ISSUED
HOSE REEL	US	29/335,283	4/13/2009	D-604,019	11/10/2009	ISSUED
HOSE REEL	AUSTRALIA	13884/2009	10/8/2009	328275	11/4/2009	ISSUED
HOSE REEL	CANADA	132469	10/6/2009	132469	5/12/2010	ISSUED
HOSE REEL	US	29/340,004	7/13/2009	D-604,021	11/10/2009	ISSUED
HOSE REEL BENCH	US	29/187,610	8/4/2003	D-506,123	6/14/2005	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

HOSE REEL CARRIER (WALL MOUNT AUTO TRACK)	US	29/138,454	3/15/2001	D-460,343	7/16/2002	ISSUED
HOSE REEL CASING Design	US	29/083,554		D-410,375	6/1/1999	ISSUED
HOSE REEL SUPPORT-CADDIE SIDE FRAME	US	29/063,526	12/10/1996	D-390,095	2/3/1998	ISSUED
HOSE REEL WITH TUBULAR FRAME	AUSTRALIA	10367/2008	1/29/2008	318304	3/5/2008	ISSUED
HOSE REEL WITH TUBULAR FRAME	CANADA	124391	1/25/2008	124391	9/8/2008	ISSUED
HOSE REEL WITH TUBULAR FRAME	MEXICO	MX/f/2008/000332	2/13/2008	27761	3/6/2009	ISSUED
HOSE REEL WITH TUBULAR FRAME	US	29/291,058	8/13/2007	D-570,573	6/3/2008	ISSUED
HOSE REEL-DESIGN FOR BASKET	US	29/063,528	12/10/1996	D-390,093	2/3/1998	ISSUED
HOSE STORAGE DEVICE	US	08/982,694	12/2/1997	5,934,314	8/10/1999	ISSUED
HOSE/CABLE REELER	US	11/800,309	5/4/2007	7,559,501	7/14/2009	ISSUED
HYBRID POLYURETHANE PLANTERS AND METHOD OF FORMING THEREOF	AUSTRALIA	2006233169	10/25/2006			PENDING
HYBRID POLYURETHANE PLANTERS AND METHOD OF FORMING THEREOF	CANADA	2,565,504	10/25/2006			PENDING
HYDRID POLYURETHANE PLANTERS AND METHOD OF FORMING THEREOF	US	11/586,367	10/25/2006			PENDING
IMPLEMENT WITH REINFORCING RIB OR CORRUGATION	US	09/371,521	8/10/1999	6,170,893	1/9/2001	ISSUED
IMPROVED GARDEN HOSE REEL	CANADA	2518523	9/8/2005			PENDING
IMPROVED GARDEN HOSE WITH BACKBONE	CANADA	2517619	8/29/2005			PENDING
IMPROVED GARDEN HOSE WITH BACKBONE	US	10/969,414	10/20/2004			PENDING
IMPROVED QUICK CONNECT TOOL	US	10/352,667	1/28/2003	6,824,180	11/30/2004	ISSUED
IMPROVED QUICK CONNECT TOOL	CANADA			2,455,687	12/19/2006	ISSUED
INTERIOR SURFACES OF A SNOW TOOL BLADE	US	29/067,371		D-398,201	9/15/1998	ISSUED
LEAF RAKE	CANADA			111151	1/19/2007	ISSUED
LEAF RAKE	CANADA	N/A	1/14/2005	109755	12/21/2006	ISSUED
LEAF RAKE	US	29/212,997		D-505,304	5/24/2005	ISSUED
LEAF RAKE	US	29/200,435		D-514,902	2/14/2006	ISSUED
LEAF RAKE	CANADA	124390	1/25/2008	124390	10/24/2008	ISSUED
LEAF RAKE	US	29/289,887	8/6/2007	D-577,967	10/7/2008	ISSUED
LEAF RAKE AND HANDLE THEREFOR	US	29/225,684	3/18/2005	D-545,647	7/3/2007	ISSUED
LEVEL HEAD RAKE	CANADA			111153	12/13/2006	ISSUED
LEVEL HEAD RAKE AND HANDLE THEREFOR	US	29/226,030	3/23/2005	D-546,145	7/10/2007	ISSUED
loop grip handle for wheelbarrows	AUSTRALIA	10775/2011	3/2/2011			PENDING
loop grip handle for wheelbarrows	CANADA	139443	3/1/2011			PENDING
loop grip handle for wheelbarrows	MEXICO					MAILED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

loop grip handle for wheelbarrows	NEW ZEALAND	414601	3/2/2011			PENDING
loop grip handle for wheelbarrows	US	29/369,237	9/3/2010			PENDING
LOOP HAND TOOL GRIP	CANADA	132709	10/28/2009	132709	6/7/2010	ISSUED
LOOP HAND TOOL GRIP	US	29/337,404	5/21/2009	D-614,011	4/20/2010	ISSUED
LOPPER	US	29/150,249	11/16/2001	D-464,540	10/22/2002	ISSUED
MATTOCK-SCOOPER TOOL HEAD	MEXICO	PA/f/2006/001752	9/13/2006	24622	11/28/2007	ISSUED
MATTOCK-SCOOPER TOOL HEAD	US	29/255,884	3/13/2006	D-551,922	10/2/2007	ISSUED
MATTOCK-SCOOPER TOOL HEAD	CANADA	117391	9/8/2006	117391	9/20/2007	ISSUED
METAL CART	CANADA	127804	9/17/2008	127804	6/2/2009	ISSUED
METAL CART	US	29/322,009	7/28/2008	D-590,566	4/14/2009	ISSUED
METAL DECK BOX	CANADA	127803	9/17/2008	127803	5/12/2009	ISSUED
METAL DECK BOX	US	29/322,014	7/28/2008	D-592,022	5/12/2009	ISSUED
METAL HOSE REEL WATER SYSTEM	CANADA	2643869	11/14/2008			PENDING
METAL HOSE REEL WATER SYSTEM	US	12/270,891	11/13/2008			PUBLISHED
MOBILE HOSE WINDING APPARATUS	US	12/732,269	3/26/2010			PUBLISHED
MOLDED ARTICLE HAVING HOLLOW RIM PORTION AND PROCESS FOR PRODUCING SUCH ARTICLES	US	10/344,781	2/15/2003	6,887,406	5/3/2005	ISSUED
MOLDED-OVER TOOL HANDLE	US	11/067,262	2/25/2005	7,753,421	7/13/2010	ISSUED
MOUNTING BRACKET FOR A WHEELBARROW TRAY	CANADA	N/A	2/10/2005	110042	1/11/2007	ISSUED
MOUNTING BRACKET FOR A WHEELBARROW TRAY	US	29/210,760	8/5/2004	D-527,985	9/12/2006	ISSUED
NESTABLE CARTON FOR WHEELBARROW KIT	AUSTRALIA	2007205822	8/16/2007			PENDING
NESTABLE CARTON FOR WHEELBARROW KIT	CANADA	2,597,839	8/16/2007			PENDING
NESTABLE CARTON FOR WHEELBARROW KIT	US	11/505,503	8/17/2006			PUBLISHED
PACKAGED WHEELBARROW AND ASSOCIATED METHOD	US	10/637,473	8/8/2003	7,104,565	9/12/2006	ISSUED
PACKAGING FOR A HOSE REEL	CANADA	132710	10/28/2009	132710	6/7/2010	ISSUED
PACKAGING FOR A HOSE REEL	US	29/337,473	5/22/2009	D-628,064	11/30/2010	ISSUED
PAIR OF HANDLE GRIPS	US	29/091,959	8/10/1998	D418,734	1/11/2000	ISSUED
PET WASTE PICK-UP AND DISPOSAL DEVICE	US	09/373,304	8/12/1999	6,135,520	10/24/2000	ISSUED
PLANTER AND METHOD OF MANUFACTURING SAME	US	09/567,781	5/9/2000	6,360,484	3/26/2002	ISSUED
PLANTER AND METHOD OF MANUFACTURING SAME	CANADA			2,346,629	11/21/2006	ISSUED
PLANTER’S KNIFE	AUSTRALIA	15066/2006	11/3/2006	311662	12/4/2006	ISSUED
PLANTER’S KNIFE	MEXICO	2006/002133	11/3/2006	24310	10/26/2007	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

PLANTER’S KNIFE	US	29/259,085	5/2/2006	D-579,287	10/28/2008	ISSUED
PLANTER’S KNIFE	CANADA	118126	11/2/2006	118126	10/29/2007	ISSUED
PLASTIC FENCE	CANADA	2,657,175	3/5/2009			PENDING
PLASTIC FENCE	US	12/049,409	3/17/2008	7,726,633	6/1/2010	ISSUED
POLY LEAF RAKE	US	29/069,106	4/14/1997	DES393,786	4/28/1998	ISSUED
PORTABLE HOSE CART ASSEMBLY	US	09/465,172	12/16/1999	RE37,442	11/13/2001	ISSUED
PORTABLE HOSE CART FRAME ASSEMBLY	US	29/063,527	12/10/1996	D-390,315	2/3/1998	ISSUED
PORTABLE STACKABLE WAGON ASSEMBLY	US	09/023,080	2/13/1998	5,876,049	3/2/1999	ISSUED
PORTABLE STACKABLE WAGON ASSEMBLY	US	09/163,180	9/30/1998	6,079,720	6/27/2000	ISSUED
PORTABLE STACKABLE WAGON ASSEMBLY	US	09/263,211	3/5/1999	6,193,247	2/27/2001	ISSUED
POST HOLE DIGGER	AUSTRALIA	2006241295	11/22/2006			PENDING
POST HOLE DIGGER	MEXICO	PA/a/2006/014251	12/7/2006	274401	3/9/2010	ISSUED
POST HOLE DIGGER	MEXICO	MX/a/2009/007434	7/9/2009			PENDING
POST HOLE DIGGER	US	11/400,551	4/7/2006	7,461,880	12/9/2008	ISSUED
POST HOLE DIGGER	US	12/184,753	8/1/2008	7,726,714	6/1/2010	ISSUED
POST HOLE DIGGER	US	12/751,163	3/31/2010			PUBLISHED
POST HOLE DIGGER BLADE	US	29/058,705		D-401,125	11/17/1998	ISSUED
POUR-SPOUT WHEELBARROW TRAY	AUSTRALIA	10067/2008	1/4/2008	317514	1/14/2008	ISSUED
POUR-SPOUT WHEELBARROW TRAY	CANADA	124068	1/8/2008	124068	10/21/2008	ISSUED
POUR-SPOUT WHEELBARROW TRAY	MEXICO	MX/f/2008/000294	2/7/2008	27855	3/18/2009	ISSUED
POUR-SPOUT WHEELBARROW TRAY	US	29/289,991	8/9/2007	D-569,573	5/20/2008	ISSUED
PRUNER (Courtyard Series)	US	29/065,262	1/30/1997	D-393,189	4/7/1998	ISSUED
PRUNER (Nursery Series)	US	29/065,267	1/30/1997	D-396,615	8/4/1998	ISSUED
PRUNING DEVICE	US	09/968,662	10/2/2001	6,625,888	9/30/2003	ISSUED
RAKE HEAD Design	US	29/109,232		D-425,384	5/23/2000	ISSUED
RAKE HEAD Design	US	29/109,408		D-426,437	6/13/2000	ISSUED
RAKE-MONGOOSE HANDLE	US	29/062,841	11/27/1996	D-391,132	2/24/1998	ISSUED
RETRACTABLE HOSE GUIDE	US	12/264,327	11/4/2008	7,891,602	2/22/2011	ISSUED
RETRACTABLE HOSE GUIDE	US	12/913,866	10/28/2010			PUBLISHED
ROOT SHOVEL	CANADA	128892	12/8/2008	128892	1/7/2010	ISSUED
ROOT SHOVEL	US	29/322,016	7/28/2008	D-596,470	7/21/2009	ISSUED
ROUND P. & SQUARE P. SHOVELS WITH ERGO HANDLES	US	D/097,711	12/11/1998	D-413,774	9/14/1999	ISSUED
ROUND POINT SHOVEL	CANADA			111148	3/8/2007	ISSUED
ROUND POINT SHOVEL AND HANDLE THEREFOR	US	29/225,484	3/16/2005	D-534,045	12/26/2006	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

ROUND POINT SHOVEL WITH TOOTHED BLADE	US	29/071,445	5/29/1997	DES397,279	8/25/1998	ISSUED
ROUND POINT SHOVEL WITH TOOTHED BLADE	US	29/058,221	8/9/1996	D-388,292	12/30/1997	ISSUED
SCISSOR	CANADA	133,925	2/1/2010	133925	8/31/2010	ISSUED
SCISSOR	US	29/343,373	9/11/2009	D-614,008	4/20/2010	ISSUED
SCOOP	US			D-434,287	11/28/2000	ISSUED
SECTIONAL FENCE ASSEMBLY	CANADA	2646702	12/11/2008			PENDING
SECTIONAL FENCE ASSEMBLY	US	12/001,854	12/13/2007	7,854,424	12/21/2010	ISSUED
SHEARS	US	29/176,681	2/25/2003	D-482,580	11/25/2003	ISSUED
SHEARS	US	29/189,371	9/3/2003	D-496,839	10/5/2004	ISSUED
SHINGLE LIFTING TOOL	US	29/198,874		D498,129	11/9/2004	ISSUED
SHINGLE LIFTING TOOL	US	29/198,875		D-500,239	12/28/2004	ISSUED
SHOVEL	CANADA	124625	2/14/2008	124625	6/4/2009	ISSUED
SHOVEL (Embodiment 1)	CANADA	128428	11/3/2008	128428	1/7/2010	ISSUED
SHOVEL (Embodiment 2)	CANADA	128448	11/4/2008	128448	1/7/2010	ISSUED
SHOVEL BLADE	CANADA	137573	10/15/2010			PENDING
SHOVEL BLADE	US	29/359,993	4/19/2010	D-634,996	3/29/2011	ISSUED
SHOVEL BLADE (formerly CHECKERED SOCKET FOR A GARDEN TOOL)	CANADA	131347	7/7/2009	131347	4/29/2010	ISSUED
SHOVEL ELEMENT	US	29/091,790	8/5/1998	D-435,406	12/26/2000	ISSUED
SHOVEL HEAD	CANADA	135052	4/16/2010			PENDING
SHOVEL HEAD	US	29/356,001	2/18/2010	D-626,390	11/2/2010	ISSUED
SHOVEL HEAD	CANADA	135053	4/16/2010			PENDING
SHOVEL HEAD	US	29/355,997	2/18/2010	D-628,452	12/7/2010	ISSUED
SHOVEL HEAD	CANADA	135054	4/16/2010			PENDING
SHOVEL HEAD	US	29/355,993	2/18/2010	D-626,389	11/2/2010	ISSUED
SHOVEL HEAD	US	29/387,113	3/9/2011			PENDING
SHOVEL WORKHEAD	CANADA	134457	3/9/2010			PENDING
SHOVEL WORKHEAD	US	29/343,367	9/11/2009	D-617,615	6/15/2010	ISSUED
SHRUB RAKE	AUSTRALIA	11340/2008	3/19/2008	318910	4/22/2008	ISSUED
SHRUB RAKE	CANADA	125218	3/20/2008	125218	10/24/2008	ISSUED
SHRUB RAKE	US	29/292,112	9/28/2007	D-579,289	10/28/2008	ISSUED
SLEDGE HEAD	AUSTRALIA	11311/2009	4/17/2009	325796	4/21/2009	ISSUED
SLEDGE HEAD	CANADA	130543	4/28/2009	130543	12/29/2009	ISSUED
SLEDGE HEAD	US	29/327,387	11/5/2008	D-600,089	9/15/2009	ISSUED
SNAP-IN-HANDLE ASSEMBLY FOR A TOOL	US	09/369,882	8/9/1999	6,315,488	11/13/2001	ISSUED
SNOW SHOVEL	US	29/045,710	10/27/1995	D-381,875	8/5/1997	ISSUED
SNOW SHOVEL	US			D-433,889	11/21/2000	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

SNOW TOOL BLADE Design	US	29/066,965		D-417,826	12/21/1999	ISSUED
SQUARE POINT SHOVEL	CANADA			111149	3/8/2007	ISSUED
SQUARE POINT SHOVEL	CANADA	134303	3/2/2010			PENDING
SQUARE POINT SHOVEL	US	29/343,451	9/14/2009	D-617,616	6/15/2010	ISSUED
SQUARE POINT SHOVEL AND HANDLE THEREFOR	US	29/225,463	3/16/2005	D-527,960	9/12/2006	ISSUED
STACKABLE YARD CART	CANADA	N/A	6/11/2002	99685	2/17/2003	ISSUED
STACKABLE YARD CART	US	10/375,277	2/27/2003	6,848,695	2/1/2005	ISSUED
STACKABLE YARD CART Design	US	29/156,364		D-470,291	2/11/2003	ISSUED
STONE EDGE LARGE (LANDSCAPE 18” SECTION)	US	D/135,740	1/19/2001	D-448,861	10/2/2001	ISSUED
STRUCTURE OF HOSE	CANADA	2644387	11/21/2008			PENDING
STRUCTURE OF HOSE	US	12/274,671	11/20/2008			PUBLISHED
SWIVEL HOSE REEL	CANADA	130542	4/28/2009	130542	1/7/2010	ISSUED
SWIVEL HOSE REEL	US	29/327,386	11/5/2008	D-596,822	7/21/2009	ISSUED
SWIVEL HOSE WAGON	AUSTRALIA	2009225372	10/16/2009			PENDING
SWIVEL HOSE WAGON	CANADA	2,643,243	11/5/2008			PENDING
SWIVEL HOSE WAGON	US	12/264,954	11/5/2008			PUBLISHED
TINE RAKE WITH ERGO HANDLE	US			D-413,234	8/31/1999	ISSUED
TOOL HANDLE WITH HAND GRIP	US	29/058,222	8/9/1996	D-388,293	12/30/1997	ISSUED
Tool hanger	US	29/142,746	6/20/2001	D-458,070	6/4/2002	ISSUED
TOOL HOLDER	US	09/241,371	2/2/1999	6,260,865	7/17/2001	ISSUED
TRIANGULAR CRANK	CANADA	2,714,837	9/14/2010			PENDING
TRIANGULAR CRANK	US	12/558,648	9/14/2009			PENDING
TRIANGULAR LOOP HANDLE WITH THREE GRIPS	US	12/875,679	9/3/2010			PENDING
TULIP-SHAPED HAND TOOL GRIP	CANADA	132708	10/28/2009	132708	6/7/2010	ISSUED
TULIP-SHAPED HAND TOOL GRIP	US	29/337,403	5/21/2009	D-615,382	5/11/2010	ISSUED
UNIVERSAL HAND PRUNER etc.	US	11/095,777	3/31/2005	7,845,082	12/7/2010	ISSUED
UTILITY CART WITH TOOL HANDLE HOLDING DEVICE	US	08/584,208	1/4/1996	5,615,903	4/1/1997	ISSUED
WALL MOUNTED SWIVELING HOSE REEL	CANADA	133,924	2/1/2010	133924	8/31/2010	ISSUED
WALL MOUNTED SWIVELING HOSE REEL	US	29/341,602	8/10/2009	D-623,503	9/14/2010	ISSUED
WATERING CAN	US	29/079,813	11/19/1997	D-401,668	11/24/1998	ISSUED
WATERING CAN	CANADA	133682	1/12/2010	133682	8/26/2010	ISSUED
WATERING CAN	US	29/340,005	7/13/2009	D-614,261	4/20/2010	ISSUED
WATERING CAN	CANADA	137124	9/14/2010			PENDING
WATERING CAN	US	29/362,182	5/21/2010			PENDING
WATERING CAN HOSE REEL	CANADA	132707	10/28/2009	132707	5/19/2010	ISSUED

Title	Country Name	Serial #	Filed Date	Patent #	Issue Date	Status

WATERING CAN HOSE REEL	US	29/337,035	5/14/2009	D-614,260	4/20/2010	ISSUED
WEED REMOVAL TOOL	AUSTRALIA	2009201455	4/15/2009			PENDING
WEED REMOVAL TOOL	CANADA	2,664,002	4/24/2009			PENDING
WEED REMOVAL TOOL	US	12/115,120	5/5/2008	7,845,696	12/7/2010	ISSUED
WEED REMOVER	US	07/826,110	1/27/1992	5,234,241	8/10/1993	ISSUED
WHEELBARROW FRAME	US	29/187,607	8/4/2003	D-501,974	2/15/2005	ISSUED
WHEELBARROW LEG EXTENSION	US	29/087,354	5/1/1998	D-408,955	4/27/1999	ISSUED
WHEELBARROW LEG EXTENSION	US	29/088,031	5/14/1998	D404,883	1/26/1999	ISSUED
WHEELBARROW LEG EXTENSION	US	29/088,029	5/14/1998	D404,881	1/26/1999	ISSUED
WHEELBARROW LEG EXTENSION	US	29/088,030	5/14/1998	D-404,882	1/26/1999	ISSUED
WHEELBARROW LEG EXTENSION	US	29/091,343	7/29/1998	D-408,607	4/20/1999	ISSUED
WHEELBARROW LEG STABILIZER	US			D487,833	3/23/2004	ISSUED
WHEELBARROW W/PIVOTING ARCUATE HOPPER	AUSTRALIA	14463/2006	10/4/2006	310471	10/10/2006	ISSUED
WHEELBARROW W/PIVOTING ARCUATE HOPPER	CANADA	117663	9/28/2006	117663	2/7/2008	ISSUED
WHEELBARROW WHEEL GUARD	CANADA	2,594,031	7/18/2007	2,594,031	11/24/2009	ISSUED
WHEELBARROW WHEEL GUARD	US	11/493,417	7/26/2006	7,331,587	2/19/2008	ISSUED
WHEELBARROW WITH LEG EXTENSION	MEXICO	N/A	5/1/1998	11602	7/19/2000	ISSUED
WHEELBARROW WITH PIVOTING ARCUATE HOPPER	US	29/257,644	4/7/2006	D-544,173	6/5/2007	ISSUED
WHEELED HOSE REEL SUPPORT	US	29/068,338	4/3/1997	D-395,111	6/9/1998	ISSUED
WOOD HANDLE WITH OVERMOLD AND METHOD OF MANUFACTURE	US	13/005,577	1/13/2011			PENDING
WRECKING TOOL	AUSTRALIA	12315/2009	6/26/2009	326812	7/21/2009	ISSUED
WRECKING TOOL	CANADA	131273	7/3/2009	131273	1/28/2010	ISSUED
WRECKING TOOL	US	29/332,751	2/25/2009	D-626,396	11/2/2010	ISSUED
WRECKING TOOL	US	29/377,677	10/25/2010			PENDING
WROUGHT IRON TRELLIS	US	D/135,016	1/5/2001	D-448,491	9/25/2001	ISSUED

B.	Patents Owned by Telephonics Corporation

SERIAL NUMBER	PATENT NUMBER	TITLE	STATUS

09/739,794	6,624,605	Garage Door Opener	Issued
09/777,937	6,891,805	Communication System	Issued
09/837,520	6,751,685	E1/T1 to Asychronous Communication Interface	Issued
11/209,336		Step Frequency High Resolution Radar	Pending
11/183,569	7,705,770	Interrogate Friend or Foe (IFF) Systems	Issued
11/273,717	7,642,951	Dual Channel Spatially	Issued
11/397,303	7,701,383	Sliding Window Range Integrator	Issued
08/320,685	5,537,305	Synchronously Tuned Power Converter Method and Apparatus	Issued
11/860,147		Three Dimensional Surveillance Toolkit	Pending
21/661,466		Mechanical Stabilization & Automated Corrections for Stationary or Mobile Surveillance Systems	Pending

C.	Patents Owned by Clopay

Company	Patent Description	Country	Application No	Patent No

Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	Germany	EP03711097.0	60306623
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	Canada	2,475,512
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	U.K.	EP03711097.0	1476629
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	European Patent	03711097.0	1476629
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	France	EP03711097.0	1476629
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	U.S.	10/194,000	6,772,814
Clopay Building Products Company, Inc.	Combined Weather Seal, Light Block and Wear Insert…	Sweden	EP03711097.0	1476629
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	European Patent	95923860.1	0765425
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	U.S.	08/262135	5,632,063
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	Germany	EP95923860.1	69512058
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	Canada	2191102	2,191,102
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	U.K.	EP95923860.1	0765425
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	France	EP95923860.1	0765425
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	U.S.	08/435586	5,636,678
Clopay Building Products Company, Inc.	Counterbalancing Mechanism for an Overhead Door	U.S.	08/846,891	5,964,268
Clopay Building Products Company, Inc.	Door Having Snap-On Facades	Canada	2187532	2,187,532
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	U.S.	08/435965	5,615,723
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	Germany	EP95923896.5	69514660
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	France	EP95923896.5	0765426
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	Canada	2191103	2191103
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	U.S.	08/288328	5,577,544
Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	European Patent	95923896.5	0765426

Company	Patent Description	Country	Application No	Patent No

Clopay Building Products Company, Inc.	Extension Spring System for an Overhead Door	U.K.	EP95923896.5	0765426
Clopay Building Products Company, Inc.	Garage Door Frame	U.S.	08/091168	5,375,383
Clopay Building Products Company, Inc.	Garage Door Frame	Mexico	MX9401506	187511
Clopay Building Products Company, Inc.	Garage Door Frame (Pre-Hung Door)	Canada	2166221	2166221
Clopay Building Products Company, Inc.	Hinge Guard for Overhead Door	U.S.	10/194,770	6,698,492
Clopay Building Products Company, Inc.	Insulated Garage Door Panel	U.S.	08/162992	5,435,108
Clopay Building Products Company, Inc.	Low Head Room Overhead Door System with Adjustable Short Radius Track Section	U.S.	10/423,439	7,059,379
Clopay Building Products Company, Inc.	Method and Apparatus for Regulating the Closing Speed of a Rolling Fire Door	U.S.	09/287,458	6,123,134
Clopay Building Products Company, Inc.	Multiple Section Modular Door and Joint Structure (ABB Door)	U.S.	08/509955	5,709,259
Clopay Building Products Company, Inc.	Multiple Section Modular Door and Joint Structure (D-shape)	U.S.	08/497653	5,626,176
Clopay Building Products Company, Inc.	Optimized Overhead Sectional Door Panel, Astragal Receiver, and associated method	International Patent (PCT)	PCT/US2005/040934
Clopay Building Products Company, Inc.	Optimized Overhead Sectional Door Panel, Astragal Receiver, and associated method	Canada	2585374
Clopay Building Products Company, Inc.	Optimized Overhead Sectional Door Panel, Astragal Receiver, and associated method	U.S.	10/991,776
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly	U.S.	09/005,628	6,006,817
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	U.K.	EP98965005.6	1045951
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	France	EP98965005.6	1045951
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	Germany	EP98965005.6	69819934
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	Canada	2317614	2317614

Company	Patent Description	Country	Application No	Patent No

Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	European Patent	98965005.6	1045951
Clopay Building Products Company, Inc.	Overhead Door, Panel and Hinge Assembly (Pinch Resistant Garage Door Section and Hinge Design)	International Patent (PCT)	PCT/US98/27775
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	U.K.	EP94920659.3	0698168
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	France	EP94920659.3	0698168
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	U.S.	08/060254	5,404,927
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	Canada	2,162,278	2162278
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	Germany	EP94920659.3	69401211
Clopay Building Products Company, Inc.	Overhead Garage Door Bottom Bracket	European Patent	94920659.3	0698168
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge and Associated Method	European Patent	1802836
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge and Associated Method	International Patent (PCT)	PCT/US2005/032088
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge and Associated Method	U.S.	10/949138	7,201,207
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge and Associated Method	Mexico	MX/A/2007/003440
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge and Associated Method	Canada	2580839
Clopay Building Products Company, Inc.	Overhead Sectional Door, Hinge, and Stile Assembly	U.S.	11/376,904	7,730,928
Clopay Building Products Company, Inc	Method of making an optimized overhead sectional door and associated door panel	U.S.		7,861,763
Clopay Building Products Company, Inc.	Overlay Members for Sectional Overhead Door Panels	U.S.	12/391,331
Clopay Building Products Company, Inc.	Sectional Door Having Multiple Piece Panel Sections (Door in a Box)	U.S.	08/361994	5,555,923
Clopay Building Products Company, Inc.	Sectional Door Having Multiple Piece Panel Sections (Door in a Box)	Canada	2205899	2205899
Clopay Building Products Company, Inc.	Sectional Doors and Compressible Flexible Hinge Assemblies	Canada	2,104,771	2104771
Clopay Building Products Company, Inc.	Sectional Doors and Compressible Flexible Hinge Assemblies.	U.S.	07/660683	5,129,441
Clopay Building Products Company, Inc.	Sectional Doors and Flexible Hinge Assemblies	U.S.	07/642671	5,054,536

Company	Patent Description	Country	Application No	Patent No

Clopay Building Products Company, Inc.	Sectional Doors and Flexible Hinge Assemblies	Canada	2053303	2053303
Clopay Building Products Company, Inc.	Slip and Lock Connection System	U.S.	08/842,943	5,992,497
Clopay Building Products Company, Inc.	Track Guard for Sectional Overhead Door Assembly	U.S.	10/170,298	6,840,300
Clopay Building Products Company, Inc.	Universal Angled Flag Bracket for use with Tracks for Sectional Overhead Doors	U.S.	07/705,088	5,240,216
Clopay Building Products Company, Inc.	Universal Overhead Door System: Low Headroom/Dual Radius Modular Track with Rollers	U.S.	09/149,214	6,047,761
Clopay Building Products Company, Inc.	Window Grille Clip (design patent)	U.S.	29/247,389	D557,133
Clopay Plastic Products Company, Inc.	Apparatus and Process for In-Line Lamination of a Nonwoven Fibrous Sheet and an Extruded Polymer Sheet/Film and Product Formed by the Process	Taiwan	85113005	NI-098642
Clopay Plastic Products Company, Inc.	Apparatus for Pin-Hole Prevention in Zone Laminates (Variants) and Laminate (Variants)	Russia	2001102489	2220854
Clopay Plastic Products Company, Inc.	Biodegradable Film & Method of Making Same	Canada	2,114,638	2,114,638
Clopay Plastic Products Company, Inc.	Biodegradable Film and Method of Making Same	Brazil	PI9206335-7	PI9206335-7
Clopay Plastic Products Company, Inc.	Biodegradable Film: Method of Making Same	U.S.	08/058,989	5,407,979
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	U.S.	10/104,725
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	South Korea	7015055/2004	682113
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Hungary	P0500179
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Australia	2003218353	2003218353
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Taiwan	92104714	I289505
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Colombia	04/106322
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Venezuela	441/2003
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Argentina	P030100989
Clopay Plastic Products Company, Inc.	Breathable and Elastic Composite Materials and Methods	Mexico	PA/a/2004/009224	244051

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Breathable Materials Comprising Low-Elongation Fabrics, and Method	European Patent	03771672.7
Clopay Plastic Products Company, Inc.	Breathable Materials Comprising Low-Elongation Fabrics, and Method	Russia	2005105324	2297917
Clopay Plastic Products Company, Inc.	Breathable Materials Comprising Low-Elongation Fabrics, and Method	South Korea	7001403/2005	715373
Clopay Plastic Products Company, Inc.	Breathable Materials Comprising Low-Elongation Fabrics, and Method	U.S.	10/622,790
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Venezuela	247-97
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Argentina	970100592	AR005825B1
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Brazil	9707449-7	9707449-7
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Canada	2,244,861
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	China	97192303.5
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Mexico	986603	208115
Clopay Plastic Products Company, Inc.	Method of making a cloth-like microporous laminate of a nonwoven fibrous web and thermoplastic film having air and moisture vapor permeabilities with liquid-barrier properties	U.S.	08/602,130	5,865,926
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Norway	19983670
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	European Patent	97905843.5	0934161
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	New Zealand	331190	331190
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Taiwan	86101809	NI-094817
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Poland	P328565	190719
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Australia	22638/97	710947
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Japan	529404/97	3816528
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	Czech Republic	PV2449-98
Clopay Plastic Products Company, Inc.	Breathable Microporous Laminated Sheet	South Korea	98-706096	437915

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Cloth-Like Totally Biodegrable and/or Compostable Composites and Method of Manufacture	Venezuela	597-98	59.299
Clopay Plastic Products Company, Inc.	Cloth-Like Totally Biodegradable and/or Compostable Comp. & Method of Manufacture	U.S.	08/826,007	5,851,937
Clopay Plastic Products Company, Inc.	Compostable Film (Water Soluble Core): Polymeric composite sheet & method of making or composting same	Colombia	356,357	25.303
Clopay Plastic Products Company, Inc.	Compostable Polymeric Composite Sheet & Method of Making or Composting Same	Venezuela	290-92	52.899
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet for Clothing	U.S.	08/346,884	5,592,690
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet for Socks	U.S.	08/740,470	5,634,216
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet of an Incrementally Stretched Nonwoven Fibrous Web and Elastomeric Film and Method	Venezuela	1175-94	56.364
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Argentina	329.057	254.297
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Brazil	P19407234-5	PI 9407234-5
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Malaysia	PI20062224
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	International Patent (PCT)	US06/018903
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Taiwan	95113982
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Chile	1134-2006
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Venezuela	01057-2006
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	U.S.	11/433,253	7,879,452
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Argentina	060101935

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Mexico	MX/a/2007/014151
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	India	8695/DELNP/2007
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Philippines	1-2007-502472
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Russia	2007146144
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Colombia	07120709
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	China	200680016038.1
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Brazil	PI0611043-6
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	South Korea	7028973/2007
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Japan	2008-511476
Clopay Plastic Products Company, Inc.	Elastomeric Films with Brittle Nonblocking Skins	Australia	2006247348
Clopay Plastic Products Company, Inc.	Elastomeric Laminate Materials That Do Not Require Activation	Chile	206-2008
Clopay Plastic Products Company, Inc.	Elastomeric Laminate Materials That Do Not Require Activation	U.S.	12/019,835
Clopay Plastic Products Company, Inc.	Elastomeric Laminate Materials That Do Not Require Activation	Argentina	080100321
Clopay Plastic Products Company, Inc.	Elastomeric Laminate Materials That Do Not Require Activation	Venezuela	00158-2008
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Colombia	327,919	24336
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Germany	90912743.3	P69001611
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	France	90912743.3	0489782
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Argentina	317,736	244990
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Brazil	PI9007604
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Great Britain	90912743.3	0489782
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	U.S.	07/401,667	5,143,774
Clopay Plastic Products Company, Inc.	Embossed Film with Nonwoven Appearance	Japan	512077/90	2038064

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Extrusion Laminate of Incrementally Stretched Nonwoven Fibrous Web & Thermoplastic Film & Method	Venezuela	325-94	55.756
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Incrementally Stretched Nonwoven Fibrous Web & Thermoplastic Film and Method	Canada	2156888	2,156,888
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven & Film	U.S.	90/004,275	B1 5,382,461
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Hungary	P9502558	218554
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Norway	P953424	302106
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Czech Republic	PV2230-95	286127
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Poland	P310625	180805
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Argentina	327.615	253.626
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Argentina	327615
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film	Brazil	PI9406175-0	PI 9406175-0
Clopay Plastic Products Company, Inc.	Extrusion Laminate of Interdigitated Non-woven and Film: Nonwoven fibrous web & thermoplastic film & method	European Patent	94912193.3	0688263
Clopay Plastic Products Company, Inc.	Film, Laminated Sheet, and Method	Russia	2004128241/12	2319615
Clopay Plastic Products Company, Inc.	Film, Laminated Sheet and Method	U.S.	10/373,256	6,811,643
Clopay Plastic Products Company, Inc.	Film, Laminated Sheet, and Method	Colombia	04081673
Clopay Plastic Products Company, Inc.	Film, Laminated Sheet, and Method	Mexico	PA/a/2004/008122	248067
Clopay Plastic Products Company, Inc.	Film, Laminated Sheet, and Method	Australia	2003219878	2003219878
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	U.S.	09/080,063	6,013,151
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	Australia	39877/99	739260
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	New Zealand	507461	507461
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	European Patent	99923008.9	1078013
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	Mexico	011256	215883

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	Czech Republic	PV2000-4041	298026
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	Russia	2000128113	2224775
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products	International Patent (PCT)	PCT/US99/10562
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products “rifle bullet”	Argentina	990102208	AR015777B1
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products “rifle bullet”	Taiwan	88107700	I252858
Clopay Plastic Products Company, Inc.	High Speed Method of Making Microporous Film Products “rifle bullet”	Venezuela	859-99
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	U.S.	10/260,003	6,951,591
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	U.S.	10/272,742	6,740,184
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	Poland	P353619	195145
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	Brazil	000104184	000104184
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic film and Nonwoven Laminates	South Korea	2002-7003345	577726
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	European Patent	00948817.2	1216135
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	Taiwan	089115866	I270455
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic film and Nonwoven Laminates	Australia	62259/00	765784
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic Film and Nonwoven Laminates	Hungary	P0203362	225724
Clopay Plastic Products Company, Inc.	High Speed Method of Making Plastic film and Nonwoven Laminates	South Korea	2000-7012175	583548
Clopay Plastic Products Company, Inc.	In-Line Web Separator	Argentina	990103665

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	In-Line Web Separator	Venezuela	1451-99
Clopay Plastic Products Company, Inc.	In-Line Web Separator	International Patent (PCT)	PCT/US99/11132
Clopay Plastic Products Company, Inc.	In-Line Web Separator	Taiwan	88110053	UM-223483
Clopay Plastic Products Company, Inc.	In-Line Web Separator	Poland	P345683	188941
Clopay Plastic Products Company, Inc.	In-Line Web Separator	U.S.	09/124,442	6,092,761
Clopay Plastic Products Company, Inc.	In-Line Web Separator	Brazil	PI9911862-9	PI9911862-9
Clopay Plastic Products Company, Inc.	In-Line Web Separator	Hungary	P0103574	224450
Clopay Plastic Products Company, Inc.	In-Line Web Separator	European Patent	99924380.1	1100740
Clopay Plastic Products Company, Inc.	Incrementally Stretched Non-Embossed Films Having High Moisture Vapor Transmission Rates	U.S.	09/480,374	6,656,581
Clopay Plastic Products Company, Inc.	Incrementally Stretched Nonembossed Film	South Korea	2006-7001225	704513
Clopay Plastic Products Company, Inc.	Laminate with Pin-Hole Free Areas	Argentina	990103664	AR020630B1
Clopay Plastic Products Company, Inc.	Laminate with Pin-Hole Free Areas	International Patent (PCT)	PCT/US99/11131
Clopay Plastic Products Company, Inc.	Laminate with Pin-Hole Free Areas	Venezuela	1452-99
Clopay Plastic Products Company, Inc.	Laminate with Pin-Hole Free Areas	Taiwan	88110009	NI-136959
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	China	02-818480.7	1,269,639
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	Colombia	04003733
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	Argentina	0201 02703	AR048199
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	European Patent	02750200.4
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	Chile	1555-202
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	Mexico	PA/a/2004/000553	251253
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	South Korea	70010847/2004	700083

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Laminated Sheet and Method of Making Same	U.S.	10/200,700	6,818,083
Clopay Plastic Products Company, Inc.	Laminated Sheet and Method	Hong Kong	05105215.3	HK 1072580
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	Japan	2000-562207	4027597
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	Czech Republic	PV2001-100	297853
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	U.S.	09/124,583	6,265,045
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	South Korea	10-7001073	622842
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	Poland	P345682	195919
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	Mexico	000733	225352
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	Australia	40063/99	748912
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	European Patent	99923245.7	1124684
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pin-Hole Prevention in Zone Laminates	New Zealand	508840	508840
Clopay Plastic Products Company, Inc.	Method and Apparatus for Pinhole Prevention in Zone Laminates	U.S.	09/829,366	6,673,297
Clopay Plastic Products Company, Inc.	Method and Apparatus for Uniformly Stretching Thermoplastic Film and Products Produced Thereby	U.S.	10/838,920	7,740,469
Clopay Plastic Products Company, Inc.	Method and Apparatus for Uniformly Stretching Thermoplastic Film and Products Produced Thereby	Taiwan	094111036	I268853
Clopay Plastic Products Company, Inc.	Method of Analyzing Microporous Polyolefin Film Pore Structure and Three-Dimensional Images Thereof	U.S.	10/701,695
Clopay Plastic Products Company, Inc.	Method of Making a Cloth-Like Microporous Laminate of a Nonwoven Fibrous Web & Thermoplastic Film Having Air and Moisture Vapor Permeabilities with Liquid-Barrier Properties	Russia	98116310	2161560
Clopay Plastic Products Company, Inc.	Method of Making a Cloth-Like Microporous Laminate of a Nonwoven Fibrous Web and Thermoplastic Film Having Air and Moisture Vapor Permeabilities with Liquid-Barrier Properties	China	97192303.5	ZL 97 192303.5

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Method of Making a Compostable Polymeric Composite Sheet	U.S.	07/969,090	5,336,457
Clopay Plastic Products Company, Inc.	Method of Making Cloth-Like Microporous Laminate of a Nonwoven Fibrous Web and Thermoplastic Film having Air and Moisture Vapor Permeabilities with Liquid-Barrier Properties	Venezuela	247-97	58.218
Clopay Plastic Products Company, Inc.	Method of Making Ultra Soft Cloth-Like Embossed Plastic Film Having Post- Embossed Stretched Areas	U.S.	07/967,750	5,296,184
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	Venezuela	00174-2007
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics, and Method	U.S.	11/698,324
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	Chile	222-2007
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	Taiwan	96103171
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	International Patent (PCT)	PCT/US2007/002155
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	Malaysia	PI 20070129
Clopay Plastic Products Company, Inc.	Microporous Breathable B&C Materials Comprising Coated Woven and/or Nonwoven Fabrics	Argentina	P070100371
Clopay Plastic Products Company, Inc.	Microporous Laminate with Pin-Hole Free Areas	U.S.	09/910,241	6,475,591
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Japan	2008-503284
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Malaysia	PI-20061255
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Colombia	07102824
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	South Korea	7023658/2007
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates and Methods	U.S.	11/388,999
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Chile	668-2006

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Venezuela	00622-2006
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	International Patent (PCT)	US06/11133
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	China	2006800157298
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Philippines	1-2007-502090
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Mexico	MX/a/2007/011792
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Taiwan	95110106
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	India	7641/DELNP/2007
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Russia	2007139318
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Australia	2006226790
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Brazil	020070132782
Clopay Plastic Products Company, Inc.	Multilayer Elastomeric Laminates	Argentina	060101159
Clopay Plastic Products Company, Inc.	Multilayer Microporous Films and Methods	China	0215828.8	ZL 02815828.8
Clopay Plastic Products Company, Inc.	Multilayer Microporous Films and Methods	Australia	20023218353	2002313741
Clopay Plastic Products Company, Inc.	Multilayer Microporous Films and Methods	U.S.	10/217,880
Clopay Plastic Products Company, Inc.	Nonwoven Fibrous Embossed Plastic Film	Venezuela	1221-90	52.230
Clopay Plastic Products Company, Inc.	Nonwoven Fibrous Embossed Plastic Film	Brazil	PI9007604	PI9007604-4
Clopay Plastic Products Company, Inc.	Print Repeat Length Variability	Brazil	PI0513167-7
Clopay Plastic Products Company, Inc.	Method for Correcting Print Reheat Length Variability In Printed Extensible Materials and Product	U.S.	11/179,040
Clopay Plastic Products Company, Inc.	Print Repeat Length Variability	European Patent	05770017.1
Clopay Plastic Products Company, Inc.	Print Repeat Length Variability	China	200580022635.0
Clopay Plastic Products Company, Inc.	Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs	Russia	98107838	2156693

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Product, Apparatus and Process for Strip Lamination of a Polymer Film and Nonwoven or Woven Webs	Poland	P326359	181273
Clopay Plastic Products Company, Inc.	Sheet-like Building and Construction Materials with High Wet Slip Resistance and High Water Penetration Resistance	U.S.	11/970,148
Clopay Plastic Products Company, Inc.	Sheet-like Building and Construction Materials with High Wet Slip Resistance and High Water Penetration Resistance	Chile	0056-2008
Clopay Plastic Products Company, Inc.	Sheet-like Building and Construction Materials with High Wet Slip Resistance and High Water Penetration Resistance	Venezuela	00035-2008
Clopay Plastic Products Company, Inc.	Sheet-like Building and Construction Materials with High Wet Slip Resistance and High Water Penetration Resistance	Taiwan	97100696
Clopay Plastic Products Company, Inc.	Sheet-like Building and Construction Materials with High Wet Slip Resistance and High Water Penetration Resistance	International Patent (PCT)	11/970,148
Clopay Plastic Products Company, Inc.	Starch Based Biodegradable Film & Method	Brazil	PI9206335
Clopay Plastic Products Company, Inc.	Starch Based Biodegradable Film & Method	Venezuela	050-93
Clopay Plastic Products Company, Inc.	Starch Based Biodegradable Film & Method of Making Same	Argentina	323.720	253.135
Clopay Plastic Products Company, Inc.	Starch Based Biodegradable Film & Method of Making Same	Australia	24750/92	652477
Clopay Plastic Products Company, Inc.	Starch Based Biodegradable Film & Method of Making Same	Japan	503869/93	2647262
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of an Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Poland	P312988	182146
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Hungary	P9600172	220305

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Japan	506491/95	3285359
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Mexico	9406091
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Great Britain	94925169.8	0714351
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	Germany	94925169.8	0714351
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	France	94925169.8	0714351
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	South Korea	96-700745	165628
Clopay Plastic Products Company, Inc.	Stretchable & Recoverable Composite: Elastic Laminated Sheet of Incrementally Stretched Nonwoven Fibrous Web & Elastomeric Film & Method	European Patent	94925169.8	0714351
Clopay Plastic Products Company, Inc.	Method of Making an Elastic Laminated Sheet of an Incrementally Stretched Nonwoven Fibrous Web and Elastomeric Film	U.S.	08/686,409	5,861,074
Clopay Plastic Products Company, Inc.	Elastic Laminated Sheet of an Incrementally Stretched Nonwoven Fibrous Web and Elastomeric Film and Method	U.S.	08/104,791	5,422,172
Clopay Plastic Products Company, Inc.	Process for Strip Lamination of Polymer Films and Nonwoven Fibrous Webs	U.S.	09/315,174	6,214,147

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Product and Process for Strip Lamination of a Polymer Film and Nonwoven Webs	U.S.	09/829,862	6,623,586
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs	U.S.	08/722,286	5,942,080
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	U.S.	10/175,325	7501357
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs	European Patent	EP96936988.3	0861152
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Argentina	960104869	AR04080B1
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Brazil	9611170-4	PI 9611170-4
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	China	96198167.9	ZL96198167.9
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Czech Republic	PV1220-98	294129
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	South Korea	98-702925	448910
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Hungary	P9901895

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Canada	2317614	2317614
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Australia	74765/96	699459
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Venezuela	1780-96	58.982
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Poland	P326359
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Mexico	983142
Clopay Plastic Products Company, Inc.	Strip Laminates: Reverse Mohawk: Product, Apparatus and Process for Strip Lamination of a Polymer Film & Nonwoven or Woven Webs (zone laminate)	Japan	516820/97	3857726
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	U.S.	11/445,380
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Chile	1343-2006
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Philippines	1-2007-502435
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Australia	2006252416
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Argentina	060102330
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	India	8587/DELNP/2007
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Taiwan	95119735
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Mexico	MX/a/2007/015008

Company	Patent Description	Country	Application No	Patent No

Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Venezuela	01223-2006
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	China	200680019186.9
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	European Patent	06771839.5
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Colombia	07121362
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	South Korea	7000098/2008
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	Russia	2007148930
Clopay Plastic Products Company, Inc.	Surface Treating Elastomeric Film with Coating to Prevent Roll Blocking	International Patent (PCT)	US06/21278
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	European Patent	91904668.0	0515501
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	Argentina	319040	246533
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	Mexico	24481	175976
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	Brazil	PI9106035-4	PI9106035-4
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	Japan	504559/91	2008281
Clopay Plastic Products Company, Inc.	Ultra Soft Cloth-Like Embossed Plastic Film	Venezuela	167-91	52.257

TRADEMARKS AND TRADEMARK LICENSES

A.	Trademarks Owned by Ames True Temper, Inc.

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

7 in 1 VersaPlanter	UNITED STATES	4/17/2007	77/158,541	3,361,882	1/1/2008	REGISTERED
A-100 SERIES	UNITED STATES	5/22/2007	77/187,056	3,459,132	7/1/2008	REGISTERED
A-150 SERIES	UNITED STATES	5/22/2007	77/187,069	3,459,133	7/1/2008	REGISTERED
A-250 SERIES	UNITED STATES	5/22/2007	77/187,079	3,459,134	7/1/2008	REGISTERED
A-350 SERIES	UNITED STATES	5/22/2007	77/187,092	3,450,568	6/17/2008	REGISTERED
A-450 SERIES	UNITED STATES	5/22/2007	77/187,104	3,459,135	7/1/2008	REGISTERED
ACTION HOE	UNITED STATES	1/7/1976	73/073,543	1,050,526	10/19/1976	REGISTERED
ALPINE	CANADA	4/2/1998	874,113	530,150	7/14/2000	REGISTERED
AMES	CANADA	5/28/2007	1,349,134			PENDING
AMES	CANADA	9/3/1992	712,229	531,596	8/22/2000	REGISTERED
AMES	AUSTRALIA	4/24/2006	1109904	1109904	12/5/2006	REGISTERED
AMES	CHINA	12/11/2002	3401040	3401040	9/14/2004	REGISTERED
AMES	CHINA	12/11/2002	3401022	3401022	7/7/2004	REGISTERED
AMES	CHINA	6/15/2007	6111808	6111808	1/28/2010	REGISTERED
AMES	CHINA	12/11/2002	3401039	3401039	12/14/2004	REGISTERED
AMES	CHINA	12/11/2002	3401041	3401041	11/21/2007	REGISTERED
AMES	CHINA	12/11/2002	3401012	3401012	9/7/2010	REGISTERED
AMES	EUROPEAN UNION (CTM)	3/2/2007	005756259	005756259	12/17/2007	REGISTERED
AMES	MEXICO	5/29/2007	857695	1001964	9/14/2007	REGISTERED
AMES	MEXICO	5/29/2007	857696	1001965	9/14/2007	REGISTERED
AMES	TAIWAN	11/7/2002	91046832	1,062,998	11/1/2003	REGISTERED
AMES	TAIWAN	11/7/2002	91046836	1,063,723	11/1/2003	REGISTERED
AMES	TAIWAN	11/7/2002	91046835	1,070,495	12/1/2003	REGISTERED
AMES	TAIWAN	11/7/2002	91046834	1,066,293	11/16/2003	REGISTERED
AMES	TAIWAN	11/7/2002	91046833	1,065,565	11/16/2003	REGISTERED
AMES	UNITED STATES	4/16/1929	71/282,456	262,338	10/8/1929	REGISTERED
AMES	UNITED STATES	1/2/2007	77/074,156	3,478,727	8/5/2008	REGISTERED
AMES	UNITED STATES	1/2/2007	77/074,158	3,413,965	4/22/2008	REGISTERED
AMES	UNITED STATES	1/2/2007	77/074,161	3,413,966	4/22/2008	REGISTERED
AMES	UNITED STATES	1/7/2010	77/906,681	3,920,990	2/15/2011	REGISTERED
AMES	CHINA	1/29/2010	8034925			PENDING
AMES	UNITED STATES	3/19/2010	77/962,931			ALLOWED
AMES & Design	ISRAEL		800650	101555		REGISTERED
AMES PRO	UNITED STATES	6/5/2007	77/197,777	3,531,824	11/11/2008	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

AMES SINCE 1774 & Design	CANADA	9/3/1992	712,230	538,278	12/5/2000	REGISTERED
AMES SINCE 1774 & Design	BENELUX	10/26/1995	858034	588763	10/26/1995	REGISTERED
AMES SINCE 1774 & Design	GERMANY	10/25/1995	N/A	39543404	10/14/1996	REGISTERED
AMES SINCE 1774 & Design	FRANCE			95593794	10/23/1994	REGISTERED
AMES SINCE 1774 & Design	UNITED KINGDOM			2042675	5/29/1998	REGISTERED
AMES TRUE TEMPER	CANADA	12/12/2002	1,162,086	693,634	8/8/2007	REGISTERED
AMES TRUE TEMPER	CHINA	2/9/2003	3455431	3455431	7/21/2004	REGISTERED
AMES TRUE TEMPER	CHINA	2/9/2003	3455415	3455415	7/7/2005	REGISTERED
AMES TRUE TEMPER	CHINA	2/9/2003	3455414	3455414	9/14/2004	REGISTERED
AMES TRUE TEMPER	CHINA	2/9/2003	3455413	3455413	1/7/2005	REGISTERED
AMES TRUE TEMPER	CHINA	2/9/2003	3455412	3455412	12/14/2004	REGISTERED
AMES TRUE TEMPER	INDIA	3/10/2006	1432211	1432211	8/30/2008	REGISTERED
AMES TRUE TEMPER	PHILIPPINES	1/23/2009	4-2009-500054	4-2009-500054	12/4/2009	REGISTERED
AMES TRUE TEMPER	TAIWAN	3/5/2003	092011053	1,080,916	1/16/2004	REGISTERED
AMES TRUE TEMPER	TAIWAN	3/5/2003	092011052	1,074,465	12/1/2003	REGISTERED
AMES TRUE TEMPER	TAIWAN	3/5/2003	092011050	1,076,007	12/1/2003	REGISTERED
AMES TRUE TEMPER	TAIWAN	3/5/2003	092011051	1,076,122	12/1/2003	REGISTERED
AMES TRUE TEMPER	TAIWAN	3/5/2003	092011054	1,077,047	12/1/2003	REGISTERED
AMES TRUE TEMPER	UNITED STATES	8/1/2000	76/100,239	3,101,032	6/6/2006	REGISTERED
AMES TRUE TEMPER	UNITED STATES	7/5/2007	77/222,178	3,619,991	5/12/2009	REGISTERED
AMES TRUE TEMPER	CHINA	1/29/2010	8034922			PENDING
ARCTIC BLAST	CANADA	12/5/2006	1,326,915	708,455	2/28/2008	REGISTERED
ARCTIC BLAST	UNITED STATES	2/19/2003	78/216,422	2,846,849	5/25/2004	REGISTERED
ARMOR TECH	CANADA	8/18/2008	1,407,566			PENDING
ARMOR TECH	UNITED STATES	6/24/2008	77/506,627	3,617,393	5/5/2009	REGISTERED
AS TOUGH AS YOU	UNITED STATES	1/25/2011	85/225,415			PENDING
AUTO TRACK	CANADA	6/16/1999	1,019,237	563,790	6/20/2002	REGISTERED
AutoBoss	UNITED STATES	8/27/2009	77/813,856	3,887,534	12/7/2010	REGISTERED
AUTO-TRACK	UNITED STATES	6/7/1999	75/726,705	2,556,624	4/2/2002	REGISTERED
BADGER	DENMARK	8/14/1984	4445/84	VR198502821	8/23/1985	REGISTERED
BADGER	UNITED KINGDOM			1370913	1/21/1989	REGISTERED
BADGER	IRELAND	8/13/1984	2498/84	113157	8/13/1984	REGISTERED
BADGER	NORWAY	8/15/1984	842839	121414	7/4/1985	REGISTERED
BIG 10	CANADA	11/20/1996	829,335	520,504	12/14/1999	REGISTERED
BIG 10	UNITED STATES	8/9/1996	75/147,708	2,110,016	10/28/1997	REGISTERED
BIG 8	CANADA	11/20/1996	829,334	520,496	12/14/1999	REGISTERED
BLIZZARD	CANADA	2/23/1993	723,219	430,722	7/22/1994	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

BLUE DIAMOND	CANADA	9/23/1994	764,189	452,754	1/5/1996	REGISTERED
BLUE MAX	CANADA	2/12/1998	868,922	541,805	3/1/2001	REGISTERED
BOTTOMLESS WATERING CAN	UNITED STATES	4/2/2009	77/705,045	3,871,149	11/2/2010	REGISTERED
BUCKIT	UNITED STATES	1/15/2010	77/912,582			ALLOWED
BULB HOUND	AUSTRALIA	8/31/2006	1132861	1132861	4/16/2007	REGISTERED
BULB HOUND	CANADA	9/1/2006	1,315,186	706202	1/31/2008	REGISTERED
BULB HOUND	UNITED STATES	8/31/1998	75/545,234	2,423,821	1/23/2001	REGISTERED
BULL DOG	CANADA	7/30/1907	59,788	TMDA12160	7/30/1907	REGISTERED
CERAMIX	UNITED STATES	2/3/2009	77/662,278	3,801,315	6/8/2010	REGISTERED
CLOG FREE	UNITED STATES	8/7/2006	78/946,057	3,359,769	12/25/2007	REGISTERED
CLOGFREE	CANADA	2/6/2007	1,334,207	726,983	10/27/2008	REGISTERED
CLOGFREE	UNITED STATES	8/7/2006	78/946,049	3,359,768	12/25/2007	REGISTERED
COLLECTOR SERIES	UNITED STATES	10/17/2007	77/306,298	3,451,607	6/17/2008	REGISTERED
CONSUMER PREFERRED	CANADA	9/2/2004	1,229,156	677,013	11/16/2006	REGISTERED
CONTROL MASTER	CANADA	8/18/2008	1,407,564			PENDING
CONTROLMASTER	UNITED STATES	6/27/2008	77/509,594	3,604,196	4/7/2009	REGISTERED
COPPERHEAD	CANADA	1/20/2005	1,244,275	677,167	11/16/2006	REGISTERED
COPPERHEAD	MEXICO	3/14/2005	707171	909462	11/23/2005	REGISTERED
COUGAR	CANADA	8/24/1995	790,954	488,176	1/26/1998	REGISTERED
DARBY	BENELUX			403.205	10/22/1984	REGISTERED
DARBY	SWITZERLAND			335,699	2/4/1985	REGISTERED
DARBY	GERMANY			1076554	5/2/1985	REGISTERED
DARBY	FRANCE			1,282,495	8/23/1984	REGISTERED
DARBY	IRELAND			114673	6/9/1986	REGISTERED
DECO-GARDEN	UNITED STATES	11/8/2000	76/161,333	2,667,036	12/24/2002	REGISTERED
DIG-EZY	CANADA	7/19/1993	733,254	434,317	10/7/1994	REGISTERED
DIGGING JUST GOT EASIER	MEXICO	8/23/2007	42732	44651	10/24/2007	REGISTERED
DIGGING JUST GOT EASIER	UNITED STATES	8/14/2007	77/254,713	3,532,008	11/11/2008	REGISTERED
DOS AMIGOS	CANADA	3/16/1987	579,928	343,310	7/29/1988	REGISTERED
DURA-FLEX	CANADA	9/19/2007	1,364,243	722,761	9/2/2008	REGISTERED
DURALIGHT	UNITED STATES	3/8/2011	85/261,173			PENDING
DURAMAX	UNITED STATES	6/17/2008	77/500,712	3,800,171	6/8/2010	REGISTERED
DYNALITE	CANADA	9/13/1952	216,512	UCA50379	9/13/1952	REGISTERED
DYNAMIC DESIGN	CANADA	3/13/2007	1,339,022			PENDING
DYNAMIC DESIGN	UNITED STATES	11/2/2006	77/034,876	3,733,076	1/5/2010	REGISTERED
DYNAMIC DESIGN	UNITED STATES	10/13/2010	85/151,777			PENDING
DYNAMIC DESIGN	UNITED STATES	10/15/2010	85/153,391			PENDING

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

DYNAMIC DESIGN	CHINA	1/29/2010	8034924			PENDING
EAGLE	UNITED STATES	5/7/2007	77/174,306	3,362,123	1/1/2008	REGISTERED
EARTH TOOLS	CANADA	11/5/2002	1,158,103	653,920	11/30/2005	REGISTERED
EARTH TOOLS	UNITED STATES	6/29/2001	76/278,174	2,599,804	7/23/2002	REGISTERED
EASY ROLLER	UNITED STATES	8/4/1995	74/711,301	2,047,129	3/25/1997	REGISTERED
EASY TO HANDLE	UNITED STATES	11/27/2006	77/051,173	3,307,992	10/9/2007	REGISTERED
ECOGARDENER	UNITED STATES	1/20/2009	77/652,675			PENDING
ECOGARDENER	UNITED STATES	1/30/2009	77/660,290			PENDING
EDGE HOUND	AUSTRALIA	8/31/2006	1132810	1132810	4/16/2007	REGISTERED
EDGE HOUND	CANADA	9/5/2006	1,315,312	698079	10/9/2007	REGISTERED
EDGE HOUND	UNITED STATES	9/1/1998	75/545,762	2,299,742	12/14/1999	REGISTERED
ENGINEERED FOR THE GARDENER IN YOU	UNITED STATES	3/25/2008	77/430,368	3,768,160	3/30/2010	REGISTERED
ENGINEERED FOR THE GARDENER IN YOU	UNITED STATES	4/21/2008	77/453,168	3,758,301	3/9/2010	REGISTERED
ENTHUSIAST SERIES	NEW ZEALAND	6/6/2007	773214	773214	12/11/2008	REGISTERED
ERGOLOOP	CANADA	8/26/2009	1,449,591			PENDING
ERGOLOOP	UNITED STATES	2/26/2009	77/678,781			PENDING
ESP TECHNOLOGY	MEXICO	10/23/2006	814545	991112	6/29/2007	REGISTERED
EXCAVATOR	CANADA	5/14/2007	1,347,236			PENDING
EXCAVATOR	UNITED STATES	4/27/2007	77/167,341	3,767,878	3/30/2010	REGISTERED
EXCAVATOR	UNITED STATES	4/27/2007	77/976,286	3,584,453	3/3/2009	REGISTERED
EXTEND-A-HOSE	CANADA	7/27/2006	1,310,744	704,250	1/9/2008	REGISTERED
EXTEND-A-HOSE	AUSTRALIA	7/25/2006	1125535	1125535	11/28/2006	REGISTERED
EXTEND-A-HOSE	UNITED STATES	2/8/2006	78/810,038	3,155,402	10/10/2006	REGISTERED
EZ HAULER	AUSTRALIA	7/14/2006	1123863	1123863	11/20/2006	REGISTERED
EZ HAULER	UNITED STATES	2/24/2006	78/822,443	3,289,004	9/4/2007	REGISTERED
EZ MATCH	CANADA	1/11/2005	1,243,136	657,262	1/24/2006	REGISTERED
EZ MATCH	UNITED STATES	11/1/2004	78/509,255	3,091,471	5/9/2006	REGISTERED
EZ POUR	CANADA	8/13/2007	1,359,494			PENDING
EZ POUR	UNITED STATES	7/11/2007	77/226,529			PENDING
EZ STEER	UNITED STATES	5/6/2009	77/730,584	3,838,854	8/24/2010	REGISTERED
EZ WINDER	CANADA	8/16/2007	1,360,036	758,670	2/3/2010	REGISTERED
EZ WINDER	UNITED STATES	3/13/2007	77/129,514	3,528,255	11/4/2008	REGISTERED
EZ-FLEX	UNITED STATES	7/21/1993	74/414,959	1,887,763	4/4/1995	REGISTERED
FALCON	UNITED STATES	6/15/1994	74/538,264	1,900,370	6/20/1995	REGISTERED
FARM KING	UNITED STATES	8/22/1975	73/061,103	1,041,659	6/22/1976	REGISTERED
FEATHER LIGHT	CANADA	4/29/1994	753,184	482,893	9/24/1997	REGISTERED
FEATHER LITE	UNITED STATES	6/23/1998	75/507,481	2,462,918	6/19/2001	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

FLEX N FLOW	CANADA	12/8/2005	1,282,285	713,430	5/5/2008	REGISTERED
FLEX N FLOW	MEXICO	12/8/2005	755381	923647	3/3/2006	REGISTERED
FLEX ’N FLOW	UNITED STATES	9/6/2005	78/707,157	3,228,845	4/10/2007	REGISTERED
FLEX-BEAM	CANADA			UCA014628	2/17/1940	REGISTERED
FLEX-BEAM	UNITED STATES	8/22/1975	73/061,104	1,042,144	6/29/1976	REGISTERED
FOLD & STORE	CANADA	9/2/2004	1,229,150	667,982	7/17/2006	REGISTERED
FOLD & STORE	UNITED STATES	3/26/2004	78/391,619	2,974,902	7/19/2005	REGISTERED
FOX & DESIGN	CANADA		484,256	TMDA23002	11/9/1917	REGISTERED
GARANT	CANADA	5/16/1986	562,924	329,320	6/26/1987	REGISTERED
GARANT	CHINA	12/11/2002	3401037	3401037	7/7/2004	REGISTERED
GARANT	TAIWAN	11/7/2002	91046831	1,066,292	11/16/2003	REGISTERED
GARANT	UNITED STATES	11/19/2007	77/332,729			PENDING
GARANT	UNITED STATES	11/19/2007	77/980,631	3,922,074	2/22/2011	REGISTERED
GARANT ERGO	CANADA	1/5/2005	1,242,655	714,158	5/12/2008	REGISTERED
GARDEN CARE	CANADA	11/4/1993	740,606	474,555	4/11/1997	REGISTERED
GARDEN CHARIOT	CANADA	9/2/2004	1,229,151	677,014	11/16/2006	REGISTERED
GARDEN DREAMS COLLECTION	UNITED STATES	3/17/2010	77/960,841			ALLOWED
GARDEN HOUND	UNITED STATES	10/24/2006	77/027,671	3,257,616	7/3/2007	REGISTERED
GARDEN TOOL HANDLE COLOUR Design	CANADA	1/10/2005	1,243,016	665,550	6/2/2006	REGISTERED
GARDENER	UNITED STATES	4/29/2010	85/026,506	3,893,266	12/21/2010	REGISTERED
GARDENER’S PRIDE	CANADA	6/5/2007	1,350,222			PENDING
GARDENER’S PRIDE	AUSTRALIA	6/5/2007	1179951	1179951		REGISTERED
GARDENER’S PRIDE	MEXICO	6/6/2007	859734	1002453	9/17/2007	REGISTERED
GARDENER’S PRIDE	NEW ZEALAND	5/22/2007	769671	769671	1/10/2008	REGISTERED
GARDENER’S PRIDE	UNITED STATES	5/22/2007	77/186,672			PENDING
GARDENER’S PRIDE	UNITED STATES	12/19/2003	78/977,329	3,146,969	9/19/2006	REGISTERED
GARDENER’S PRIDE	UNITED STATES	7/5/2007	77/222,174			PENDING
GET UNSTUCK	UNITED STATES	1/28/2010	77/922,052	3,895,328	12/21/2010	REGISTERED
GREENSWEEPER	UNITED STATES			964,130	7/17/1973	REGISTERED
GRIZZLY	CANADA	5/25/1995	783,389	467,623	12/13/1996	REGISTERED
HANDI TOTE	UNITED STATES	11/4/2005	78/747,206	3,246,400	5/29/2007	REGISTERED
HANDY HOUND	UNITED STATES	4/11/2007	77/153,613	3,463,534	7/8/2008	REGISTERED
HOBBYIST SERIES	NEW ZEALAND	8/1/2007	773213	773213	2/12/2009	REGISTERED
HOMEOWNER	UNITED STATES	2/28/2007	77/118,527			ALLOWED
HOMEOWNER	UNITED STATES	9/27/2006	77/008,313			PENDING
HOSE KING	UNITED STATES	12/27/1988	73/771,875	1,564,559	11/7/1989	REGISTERED
HOSE KING & Design	CANADA	6/21/1993	731,484	440,507	3/17/1995	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

HOUND DOG & Design	AUSTRALIA	8/31/2006	1132859	1132859	6/13/2007	REGISTERED
HOUND DOG & Design	CANADA	9/5/2006	1,315,324	709227	3/10/2008	REGISTERED
HOUND DOG & Design	UNITED STATES	8/31/1998	75/545,232	2,301,860	12/21/1999	REGISTERED
I-BEAM	UNITED STATES	10/25/1989	73/833,691	1,713,087	9/8/1992	REGISTERED
ICE HOUND	AUSTRALIA	8/31/2006	1132808	1132808	4/16/2007	REGISTERED
ICE HOUND	CANADA	9/1/2006	1,315,193	695679	9/6/2007	REGISTERED
ICE HOUND	UNITED STATES	8/31/1998	75/545,230	2,303,883	12/28/1999	REGISTERED
J-100 SERIES (Div. of 78/803,281)	UNITED STATES	1/31/2006	78/978,814	3,310,046	10/9/2007	REGISTERED
J-150 SERIES	UNITED STATES	1/31/2006	78/978,824	3,474,142	7/22/2008	REGISTERED
J-250 SERIES	UNITED STATES	1/31/2006	78/803,265	3,396,181	3/11/2008	REGISTERED
J-250 SERIES (Div. of 78/803,265)	UNITED STATES	1/31/2006	78/978,822	3,310,049	10/9/2007	REGISTERED
J-350 SERIES (Div.of 78/803,304)	UNITED STATES	1/31/2006	78/978,829	3,310,051	10/9/2007	REGISTERED
J-450 SERIES (Div.)	UNITED STATES	2/8/2006	78/978,861	3,314,905	10/16/2007	REGISTERED
JACK-O-PLANTER	UNITED STATES	2/9/2010	77/931,128			ALLOWED
JACKSON	CANADA	7/26/2006	1,310,595			PENDING
JACKSON	CANADA	9/21/2005	1,272,808			PENDING
JACKSON	EUROPEAN UNION (CTM)	3/2/2007	005756267			PENDING
JACKSON	MEXICO	7/24/2006	795900	966564	12/8/2006	REGISTERED
JACKSON	UNITED STATES	2/20/2006	78/818,968	3,396,215	3/11/2008	REGISTERED
JACKSON	UNITED STATES	3/24/1960	72/093,611	708,354	12/13/1960	REGISTERED
JACKSON	UNITED STATES	2/1/2006	78/804,357	3,235,378	4/24/2007	REGISTERED
JACKSON	UNITED STATES	8/9/2005	78/688,267	3,170,955	11/14/2006	REGISTERED
JACKSON	UNITED STATES	5/27/2008	77/483,600	3,670,525	8/18/2009	REGISTERED
JACKSON BLUE MAX	UNITED STATES	11/30/1999	75/859,395	2,495,585	10/9/2001	REGISTERED
KODIAK	CANADA	6/6/1990	659,291	426,406	4/22/1994	REGISTERED
KODIAK	UNITED STATES	12/7/1987	73/699,359	1,505,621	9/27/1988	REGISTERED
LADY GARDENER	CANADA			499,123	8/25/1998	REGISTERED
LANDSCAPER TOUGH	CANADA	9/2/2004	1,229,155	677,015	11/16/2006	REGISTERED
LANDSCAPER TOUGH	UNITED STATES	6/11/1993	74/400,257	1,829,212	4/5/1994	REGISTERED
LAWN BUDDY	CANADA	11/5/2002	1,158,102	608,404	4/23/2004	REGISTERED
LAWN BUDDY	UNITED STATES	10/2/2001	76/320,209	2,639,152	10/22/2002	REGISTERED
LAWN-GROOM	UNITED STATES	8/20/1963	72/175,423	788,994	5/4/1965	REGISTERED
LES PETITS JARDINIERS	CANADA	6/9/1992	706,544	438,995	2/10/1995	REGISTERED
LESS EFFORT. MORE BITE.	UNITED STATES	9/28/2006	77/009,256	3,307,948	10/9/2007	REGISTERED
LEVEL BEST	CANADA	6/9/1997	847,392	538,792	12/18/2000	REGISTERED
LIL’ BUDDY	UNITED STATES	3/23/2005	78/593,420	3,231,014	4/17/2007	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

LIL’ TRUE TEMPER	CANADA	9/19/2005	1,272,518	677,173	11/16/2006	REGISTERED
LIL’ TRUE TEMPER	UNITED STATES	3/23/2005	78/593,216	3,115,352	7/11/2006	REGISTERED
LITTLE HOG	UNITED STATES	10/26/1995	75/010,957	2,041,438	2/25/1997	REGISTERED
LYNX	CANADA	12/22/1986	575,197	374,352	10/19/1990	REGISTERED
LYNX	UNITED STATES	12/7/1987	73/699,360	1,507,860	10/11/1988	REGISTERED
MASTER BUILT	UNITED STATES	5/8/2006	78/878,505	3,215,647	3/6/2007	REGISTERED
MULCH RIGHT	UNITED STATES	3/9/2011	85/262,011			PENDING
NATURAL FIT	UNITED STATES	12/10/2002	78/192,937	2,924,163	2/1/2005	REGISTERED
NATURE EXPERT	CANADA	1/9/2003	1,164,283	624,009	10/29/2004	REGISTERED
NATURECRAFT	UNITED STATES	12/21/2005	78/778,134	3,263,044	7/10/2007	REGISTERED
NATURE’S EDGE	UNITED STATES	9/6/2002	76/447,250	2,755,691	8/26/2003	REGISTERED
NEVERLEAK	CANADA	5/18/2007	1,347,993	714,908	5/22/2008	REGISTERED
NEVERLEAK	UNITED STATES	2/18/2010	77/938,464			PENDING
NEVERLEAK & Design	UNITED STATES	9/8/2010	85/125,050			PENDING
NEW HOUND DOG Logo	UNITED STATES	8/16/2010	85/108,468			PENDING
NO CLOG	UNITED STATES	4/6/2006	78/855,304	3,342,352	11/20/2007	REGISTERED
NO KINKS. ALL PERFORMANCE.	UNITED STATES	8/14/2008	77/546,742	3,617,437	5/5/2009	REGISTERED
NORDIC	CANADA	4/13/1999	1,011,809	709,210	3/10/2008	REGISTERED
OUR TOOLS BUILT AMERICA	UNITED STATES	6/25/2009	77/767,969	3,929,353	3/8/2011	REGISTERED
PAPAGAYO	DOMINICAN REPUBLIC			135069	5/15/2003	REGISTERED
PENGUIN	CANADA	9/21/2005	1,272,804	677,378	11/20/2006	REGISTERED
PENGUIN	UNITED STATES		78/976,965	3,115,396	7/11/2006	REGISTERED
PENGUIN	UNITED STATES	8/16/2005	78/693,652	3,412,892	4/15/2008	REGISTERED
PERFECT CUT	UNITED STATES	4/28/1994	74/517,743	1,921,245	9/19/1995	REGISTERED
PLANTER’S BUDDY	CANADA	7/26/2006	1,310,596	721,048	8/15/2008	REGISTERED
PLANTER’S BUDDY	AUSTRALIA	7/25/2006	1125534	1125534	11/28/2006	REGISTERED
PLANTER’S BUDDY	UNITED STATES	2/2/2006	78/805,145	3,304,345	10/2/2007	REGISTERED
PLANTER’S PAL	AUSTRALIA	2/3/2011	1411886			PENDING
PLANTER’S PAL	UNITED STATES	12/17/2009	77/895,714			ALLOWED
PLANTER’S WAGON	UNITED STATES	9/13/2004	78/482,280	3,020,419	11/29/2005	REGISTERED
POLYLAM 4	CANADA	1/20/2005	1,244,271	708,692	3/3/2008	REGISTERED
POLYLAM 4	UNITED STATES	7/28/2004	78/458,143	3,042,854	1/10/2006	REGISTERED
PONY	UNITED STATES	7/7/1954	71/669,519	607,255	6/14/1955	REGISTERED
POOP HOUND	AUSTRALIA	8/31/2006	1132809	1132809	4/16/2007	REGISTERED
POOP HOUND	CANADA	9/1/2006	1,315,195	695680	9/6/2007	REGISTERED
POWER STEP	CANADA	7/13/1992	706,670	462,065	8/30/1996	REGISTERED
POWER STEP	UNITED STATES	4/12/2007	77/154,713	3,454,876	6/24/2008	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

POWER STEP	AUSTRALIA	11/9/2007	1209431	1209431	6/10/2008	REGISTERED
POWER STEP	CANADA	11/13/2007	1,371,812	761,424	3/11/2010	REGISTERED
POWER STEP	UNITED STATES	10/31/2007	77/317,618	3,517,833	10/14/2008	REGISTERED
POWER SURGE	CANADA	11/20/1996	829,338	520,503	12/14/1999	REGISTERED
POWERFLEX	UNITED STATES	1/6/1992	74/235,277	1,780,782	7/6/1993	REGISTERED
POWERGRIP	NEW ZEALAND	1/3/2008	782145	782145	7/3/2008	REGISTERED
POWERPRO VERSAPLANTER	AUSTRALIA	7/25/2006	1125536	1125536	11/28/2006	REGISTERED
POWERSTEP	UNITED STATES	8/7/2009	77/800,070	3,901,491	1/4/2011	REGISTERED
PRO FLOW	CANADA	12/13/2005	1,282,761	717,219	6/23/2008	REGISTERED
PRO FLOW	MEXICO	12/8/2005	755382	1151563	4/6/2010	REGISTERED
PRO FLOW	UNITED STATES	9/6/2005	78/707,167	3,286,944	8/28/2007	REGISTERED
PRO-FLOW PLUS	CANADA	7/27/2006	1,310,742	715,741	6/3/2008	REGISTERED
PRO-FLOW PLUS	AUSTRALIA	7/25/2006	1125538	1125538	11/28/2006	REGISTERED
PRO-FLOW PLUS	MEXICO	7/24/2006	795898	991053	6/29/2007	REGISTERED
PRO-FLOW PLUS	UNITED STATES	2/23/2006	78/821,678	3,287,086	8/28/2007	REGISTERED
PRUNING SOLUTIONS	CANADA	1/11/2005	1,243,137	658,095	2/6/2006	REGISTERED
PRUNING SOLUTIONS	IRELAND	1/11/2005	2005/00045	231839	10/12/2005	REGISTERED
PRUNING SOLUTIONS	UNITED STATES	7/29/2004	78/458,554	3,030,705	12/13/2005	REGISTERED
PULVERIZE IT!	UNITED STATES	3/26/2009	77/699,608	3,880,719	11/23/2010	REGISTERED
PULVERIZER	UNITED STATES	1/16/2009	77/650,952	3,795,197	5/25/2010	REGISTERED
RAKE&GO	UNITED STATES	1/13/2009	77/648,061	3,694,103	10/6/2009	REGISTERED
RAKE, GATHER & GO	CANADA	1/15/1998	866,763	540,012	1/22/2001	REGISTERED
RAKING JUST GOT EASIER	CANADA	8/20/2007	1,360,421	750,294	10/15/2009	REGISTERED
RAKING JUST GOT EASIER	MEXICO	8/23/2007	42733	44652	10/24/2007	REGISTERED
RAKING JUST GOT EASIER	UNITED STATES	8/14/2007	77/254,807	3,547,741	12/16/2008	REGISTERED
RAZORBACK	CANADA			UCA010923	6/23/1938	REGISTERED
RAZOR-BACK	CANADA	5/14/1993	728,904	428,700	6/10/1994	REGISTERED
RAZOR-BACK	MEXICO	11/13/2003	N/A	895,573		REGISTERED
RAZOR-BACK	UNITED STATES	5/17/1993	74/397,120	1,909,748	8/8/1995	REGISTERED
RAZOR-BACK	UNITED STATES	10/7/2009	77/843,137			ALLOWED
RAZOR-BACK	AUSTRALIA	12/8/2010	1398537			PENDING
RAZOR-BACK	NEW ZEALAND	12/8/2010	834505			PENDING
REAL TOOLS FOR KIDS	UNITED STATES	1/7/2003	78/200,753	2,819,799	3/2/2004	REGISTERED
RED BAND DESIGN	UNITED STATES	1/15/1997	75/226,018	2,489,722	9/18/2001	REGISTERED
REEL EASY	CANADA	6/27/1996	816,531	551,491	9/25/2001	REGISTERED
REEL EASY	UNITED STATES	6/5/1995	74/685,082	2,007,257	10/8/1996	REGISTERED
REELEASY	UNITED STATES	3/25/1997	75/263,231	2,508,296	11/20/2001	REGISTERED
REINFORCED Fiber BOND	UNITED STATES	4/28/2010	85/025,534			PENDING

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

ROTO GRIP	UNITED STATES	4/28/2008	77/459,136	3,752,869	2/23/2010	REGISTERED
ROTO-EDGER	UNITED STATES	7/9/1952	71/632,291	576,045	6/16/1953	REGISTERED
RRAZOR-BACK WITH LIGHTNING BOLD DESIGN	UNITED STATES	5/14/1993	74/390,293	1,968,748	4/16/1996	REGISTERED
SCOOPBOSS	UNITED STATES	11/15/2010	85/176,648			PENDING
SHOCK-ZERO	UNITED STATES	10/17/2007	77/305,727	3,499,980	9/9/2008	REGISTERED
SHOW YOUR DRIVEWAY WHO’S BOSS	UNITED STATES	8/7/2009	77/800,067	3,823,079	7/20/2010	REGISTERED
SIMU-SLATE	CANADA	3/28/2001	1,097,608	587,037	8/13/2003	REGISTERED
SIMU-SLATE	UNITED STATES	3/20/2001	78/053,993	2,698,759	3/18/2003	REGISTERED
SITE SAFE	CANADA	3/17/1998	872,463	540,197	1/24/2001	REGISTERED
SITE SAFE	CANADA	6/9/1997	847,390	538,794	12/18/2000	REGISTERED
SITE SAFE	CANADA	9/21/2005	1,272,805	677,165	11/16/2006	REGISTERED
SITE SAFE	UNITED STATES	4/29/1997	75/283,324	2,200,564	10/27/1998	REGISTERED
SITE SAFE	UNITED STATES	9/13/2005	78/711,974	3,225,940	4/3/2007	REGISTERED
SNAP-FIT RIM	CANADA	4/4/2007	1,342,120	787,514	1/17/2011	REGISTERED
SNAP-FIT RIM	UNITED STATES	3/8/2007	77/125,720	3,665,236	8/4/2009	REGISTERED
SNOBOSS	UNITED STATES	4/14/2009	77/713,346	3,794,631	5/25/2010	REGISTERED
SNOFORCE	UNITED STATES	5/21/1993	74/393,455	1,873,110	1/10/1995	REGISTERED
SNOWBLAZER	UNITED STATES	1/6/2003	78/200,387	2,794,883	12/16/2003	REGISTERED
SNOZONE	CANADA	12/5/2006	1,326,916	708,276	2/26/2008	REGISTERED
STEPPIN’ PLANTER	UNITED STATES	2/26/2009	77/678,783	3,914,808	2/1/2011	REGISTERED
STONE EDGE	CANADA	3/28/2001	1,097,604	587,293	8/14/2003	REGISTERED
STONE EDGE	UNITED STATES	3/16/2001	78/053,451	2,670,355	12/31/2002	REGISTERED
STONECRAFT	UNITED STATES	2/17/2011	85/245,221			PENDING
STOW N GO	UNITED STATES	12/15/2003	78/340,901	2,975,855	7/26/2005	REGISTERED
STRENGTH STYLE BEAUTY	UNITED STATES	6/19/2009	77/763,913	3,779,445	4/20/2010	REGISTERED
Stylized Design (JACKSON BLUE WHEELBARROW TRAY)	UNITED STATES	7/11/2005	78/667,594	3,292,442	9/11/2007	REGISTERED
SUPER D	CANADA	6/8/1988	608,721	355,357	5/5/1989	REGISTERED
SUPER LEGER	CANADA	4/29/1994	753,186	467,181	12/5/1996	REGISTERED
SUPER LOCK 5 SYSTEM	AUSTRALIA	8/1/2007	1190568	1190568	1/21/2008	REGISTERED
SUPER LOCK 5 SYSTEM	MEXICO	8/7/2007	873716	1010347	10/31/2007	REGISTERED
SUPER LOCK 5 SYSTEM	UNITED STATES	6/12/2007	77/204,032	3,525,080	10/28/2008	REGISTERED
SUPER SOCKET	AUSTRALIA	5/18/2007	1176971	1176971	1/4/2008	REGISTERED
SUPER SOCKET	EUROPEAN UNION (CTM)	5/21/2007	005950076	005950076	3/3/2008	REGISTERED
SUPER SOCKET	UNITED STATES	5/14/2007	77/180,180	3,459,114	7/1/2008	REGISTERED
SUPERFLEX	UNITED STATES	11/6/2008	77/609,256	3,832,580	8/10/2010	REGISTERED
SWIVELS IN ANY DIRECTION	UNITED STATES	10/24/2006	77/027,667	3,248,681	5/29/2007	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

T-100 SERIES (Div. of 78/818,877)	UNITED STATES	2/20/2006	78/978,817	3,310,048	10/9/2007	REGISTERED
T-150 SERIES	UNITED STATES	2/20/2006	78/818,890	3,493,991	8/26/2008	REGISTERED
T-150 SERIES (Div. of 78/818,890)	UNITED STATES	2/20/2006	78/978,816	3,310,047	10/9/2007	REGISTERED
T-250 SERIES (Div. of 78/818,937)	UNITED STATES	2/20/2006	78/978,840	3,314,903	10/16/2007	REGISTERED
T-350 SERIES	UNITED STATES	2/20/2006	78/978,868	3,321,897	10/23/2007	REGISTERED
T-450 SERIES (Div. of 78/818,931)	UNITED STATES	2/20/2006	78/978,823	3,310,050	10/9/2007	REGISTERED
TECH-NO-KINK	UNITED STATES	6/6/2007	77/198,671	3,606,638	4/14/2009	REGISTERED
TECH-NO-KINK	AUSTRALIA	8/1/2007	1190563	1190563	1/21/2008	REGISTERED
THE BRUTE	AUSTRALIA	10/9/2006	1139647	1139647	2/12/2007	REGISTERED
THE BRUTE	MEXICO	10/10/2006	812050	972624	2/16/2007	REGISTERED
THE BRUTE	UNITED STATES	4/27/2006	78/871,206	3,478,181	7/29/2008	REGISTERED
THE CHARIOT	UNITED STATES	6/24/2005	78/657,739	3,242,999	5/15/2007	REGISTERED
THE OLD GARDENER	UNITED STATES	1/21/1994	74/480,878	1,916,000	9/5/1995	REGISTERED
THE SCOUT	AUSTRALIA	9/6/2006	1133546	1133546	1/15/2007	REGISTERED
THE SCOUT	MEXICO	9/5/2006	804964	961801	11/7/2006	REGISTERED
THE SCOUT	UNITED STATES	3/6/2006	78/829,742	3,299,834	9/25/2007	REGISTERED
TITANIUM XTRA	UNITED STATES	9/12/2008	77/568,454	3,674,298	8/25/2009	REGISTERED
TORPEDO	AUSTRALIA	5/18/2007	1,176,974	1176974	11/26/2007	REGISTERED
TORPEDO	MEXICO	5/24/2007	856826	1020953	1/25/2008	REGISTERED
TORPEDO	UNITED STATES	4/17/2007	77/158,141	3,477,579	7/29/2008	REGISTERED
TOTAL CONTROL	CANADA	3/31/1998	874,337	544,007	4/23/2001	REGISTERED
TOTAL CONTROL	CANADA	10/6/2006	1,319,155			PENDING
TOTAL CONTROL	AUSTRALIA	10/6/2006	1139476	1139476	2/20/2007	REGISTERED
TOTAL CONTROL	MEXICO	10/6/2006	811749	983084	4/30/2007	REGISTERED
TOTAL CONTROL	UNITED STATES	4/10/2006	78/857,940	3,697,198	10/13/2009	REGISTERED
TOTAL CONTROL	UNITED STATES	8/25/2008	77/554,897	3,811,522	6/29/2010	REGISTERED
TOTAL CONTROL	UNITED STATES	1/15/2010	77/913,063			ALLOWED
TOUGH BUILT	UNITED STATES	10/22/2004	78/977,693	3,190,237	12/26/2006	REGISTERED
TOUGH BUILT	UNITED STATES	10/22/2004	78/504,157	3,376,455	1/29/2008	REGISTERED
TRAIL BLAZER	UNITED STATES	10/18/1972	72/438,748	981,010	3/26/1974	REGISTERED
TRED STEP	CANADA	3/31/1998	874,338	544,014	4/23/2001	REGISTERED
TRUE AMERICAN	UNITED STATES	1/28/2010	77/922,273	3,912,257	1/25/2011	REGISTERED
TRUE TEMPER	CANADA	2/18/1930	146,814	TMDA49932	7/16/1930	REGISTERED
TRUE TEMPER	ARGENTINA	11/28/2001	2.360.540	1,865,922	4/4/2002	REGISTERED
TRUE TEMPER	ARGENTINA	2/16/1990	1726137	1385946	12/31/1991	REGISTERED
TRUE TEMPER	AUSTRALIA	11/3/1986	454742	B454742	11/3/1986	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

TRUE TEMPER	AUSTRALIA	11/3/1986	454740	B454740	11/3/1986	REGISTERED
TRUE TEMPER	SWITZERLAND			355504	6/15/1987	REGISTERED
TRUE TEMPER	CHINA	12/11/2002	3401035	3401035	7/7/2004	REGISTERED
TRUE TEMPER	CHINA	12/11/2002	3401034	3401034	7/7/2004	REGISTERED
TRUE TEMPER	CHINA	12/11/2002	3401036	3401036	12/28/2004	REGISTERED
TRUE TEMPER	CHINA	12/11/2002	3401033	3401033	11/7/2004	REGISTERED
TRUE TEMPER	CHINA	12/11/2002	3401013	3401013	9/7/2004	REGISTERED
TRUE TEMPER	CHINA	2/21/2010	8077300			PENDING
TRUE TEMPER	GERMANY			503,182	11/11/1937	REGISTERED
TRUE TEMPER	GERMANY			101,553	6/19/1917	REGISTERED
TRUE TEMPER	GERMANY	6/21/1991	T 32 112/8 Wz	2,052,057	12/15/1993	REGISTERED
TRUE TEMPER	DENMARK			VR190700303	7/24/1907	REGISTERED
TRUE TEMPER	DENMARK			VR19701043	11/20/1937	REGISTERED
TRUE TEMPER	EUROPEAN UNION (CTM)	3/2/2007	005756242	005756242	12/10/2007	REGISTERED
TRUE TEMPER	FINLAND	8/9/1966	2745/66	50,733	8/4/1967	REGISTERED
TRUE TEMPER	UNITED KINGDOM	1/21/1989	1370727	1370727	1/21/1989	REGISTERED
TRUE TEMPER	IRELAND	5/23/1984	1479/84	A114,959	5/23/1984	REGISTERED
TRUE TEMPER	IRELAND	7/10/1967	1031/67	073,177	7/10/1967	REGISTERED
TRUE TEMPER	ITALY	3/21/2001	M12001C 003140	622,282 /971074	3/22/1991	REGISTERED
TRUE TEMPER	JAPAN	6/15/1990	02-068606	2,537,153	5/31/1993	REGISTERED
TRUE TEMPER	MEXICO			132359	6/15/1966	REGISTERED
TRUE TEMPER	NORWAY	8/9/1966	90,074	71,441	2/23/1967	REGISTERED
TRUE TEMPER	SWEDEN	8/3/1966	3335/66	120,848	9/1/1967	REGISTERED
TRUE TEMPER	SINGAPORE	6/13/1987	S/2808/87	2808/87	6/13/1987	REGISTERED
TRUE TEMPER	SINGAPORE	6/13/1987	S/2810/87	T87/02810	6/13/1987	REGISTERED
TRUE TEMPER	TAIWAN	11/7/2002	91046837	1,062,999	11/1/2003	REGISTERED
TRUE TEMPER	TAIWAN	11/7/2002	91046841	1,063,724	11/1/2003	REGISTERED
TRUE TEMPER	TAIWAN	11/7/2002	91046839	1,066,294	11/16/2003	REGISTERED
TRUE TEMPER	TAIWAN	11/7/2002	91046840	1,070,496	12/1/2003	REGISTERED
TRUE TEMPER	TAIWAN	11/7/2002	91046838	1,065,566	11/16/2003	REGISTERED
TRUE TEMPER	UNITED STATES	1/23/1931	71/310,276	283,564	6/2/1931	REGISTERED
TRUE TEMPER	UNITED STATES	10/2/1997	75/366,798	2,205,580	11/24/1998	REGISTERED
TRUE TEMPER	UNITED STATES	2/18/1929	71/279,523	260,024	8/13/1929	REGISTERED
TRUE TEMPER	AUSTRALIA	1/3/2008	1217669	1217669	8/7/2009	REGISTERED
TRUE TEMPER	CANADA	1/3/2008	1,377,902			PENDING
TRUE TEMPER	MEXICO	1/7/2008	905808	1082173	2/4/2009	REGISTERED
TRUE TEMPER	NEW ZEALAND	1/3/2008	782144	782144	7/5/2007	REGISTERED

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

TRUE TEMPER	UNITED STATES	7/5/2007	77/222,176	3,648,138	6/30/2009	REGISTERED
TRUE TEMPER	UNITED STATES	9/4/2009	77/820,564			ALLOWED
TRUE TEMPER	CHINA	1/29/2010	8034923			PENDING
TRUE TEMPER	UNITED STATES	3/15/2010	77/958,662			PENDING
TRUE TEMPER (DEVICE)	FRANCE		946,604	1,481,426	8/3/1988	REGISTERED
TRUE TEMPER (stylized)	NORWAY			157,334	6/24/1993	REGISTERED
TRUE TEMPER BASICS	CANADA	5/27/1994	755,926	478,048	6/18/1997	REGISTERED
TRUE TEMPER CLASSIC PLUS	UNITED STATES	7/21/1993	74/415,133	1,869,244	12/27/1994	REGISTERED
TRUE TEMPER EXCAVATOR	MEXICO	2/11/2008	912950	1076445	12/8/2008	REGISTERED
TRUE TEMPER GARDEN BARROW	UNITED STATES	3/25/2008	77/430,364	3,640,812	6/16/2009	REGISTERED
TRUE TEMPER MASTER GARDENER SERIES	UNITED STATES	4/3/2007	77/146,989			ALLOWED
TRUE-CUT	CANADA	2/12/1998	868,921	542,819	3/21/2001	REGISTERED
TT & Design	CANADA	6/28/1963	814,920	137,619	10/9/1964	REGISTERED
TT & Design	SWITZERLAND			397113	7/1/1991	REGISTERED
TT LOGO	UNITED STATES	6/10/2008	77/494,946	3,793,808	5/25/2010	REGISTERED
TUF SERIES	CANADA	1/20/2005	1,244,273	677,169	11/16/2006	REGISTERED
TURF HOUND	AUSTRALIA	8/31/2006	1132806	1132806	4/16/2007	REGISTERED
TURF HOUND	CANADA	9/1/2006	1,315,188	695672	9/6/2007	REGISTERED
TURF HOUND	UNITED STATES	8/31/1998	75/545,229	2,299,741	12/14/1999	REGISTERED
UNION	UNITED STATES	9/14/1981	73/327,797	1,229,332	3/8/1983	REGISTERED
UNION and Design	UNITED STATES	9/27/1982	73/390,648	1,272,372	4/3/1984	REGISTERED
UNION and Design	UNITED STATES	9/14/1981	73/327,798	1,228,191	2/22/1983	REGISTERED
UNION PRO	UNITED STATES	12/21/1995	75/036,867	2,034,581	1/28/1997	REGISTERED
UNIONTOOLS	UNITED STATES	9/27/1989	73/828,216	1,617,346	10/16/1990	REGISTERED
UNIONTOOLS	UNITED STATES	7/5/2007	77/222,171	3,577,128	2/17/2009	REGISTERED
UNIONTOOLS	UNITED STATES	7/5/2007	77/222,459	3,577,130	2/17/2009	REGISTERED
UNIONTOOLS and Design	UNITED STATES	10/25/1989	73/833,708	1,619,472	10/30/1990	REGISTERED
VERSAGRIP	CANADA	7/13/2006	1,308,926			PENDING
VERSAGRIP	UNITED STATES	1/18/2006	78/793,511	3,266,354	7/17/2007	REGISTERED
WATER GENIE	UNITED STATES	3/23/2009	77/696,769	3,829,178	8/3/2010	REGISTERED
WEED HOUND	AUSTRALIA	8/31/2006	1132812	1132812	4/16/2007	REGISTERED
WEED HOUND	CANADA	9/5/2006	1,315,316	706203	1/31/2008	REGISTERED
WEED HOUND	UNITED STATES	11/20/2003	76/560,794	2,903,059	11/16/2004	REGISTERED
WEED HOUND & Design	AUSTRALIA	8/31/2006	1132803	1132803	4/16/2007	REGISTERED
WEED HOUND & Design	CANADA	9/5/2006	1,315,325	706348	2/1/2008	REGISTERED
WEED TRAP	UNITED STATES	6/14/2007	77/206,269	3,455,942	6/24/2008	REGISTERED
WESTMIX	AUSTRALIA	12/8/2010	1398550			PENDING

Mark	Country	File Date	Appl. #	Reg. #	Reg. Date	Status

WESTMIX	NEW ZEALAND	12/8/2010	834514			PENDING
WET N DRY	CANADA		1,244,922	TMA 707,138	2/12/2008	REGISTERED
WET N DRY	UNITED STATES	1/14/2004	78/351,810	3,107,633	6/20/2006	REGISTERED
WHEELBARROW Design (color blue)	CANADA	1/11/2006	1,285,701	700,377	11/6/2007	REGISTERED
WINDING YOUR HOSE IS JUST A STEP AWAY	UNITED STATES	3/13/2007	77/129,709	3,528,259	11/4/2008	REGISTERED
WONDER CART	UNITED STATES	2/26/2009	77/678,787	3,901,201	1/4/2011	REGISTERED
YARD ‘N GARDEN	UNITED STATES	5/26/1995	74/680,356	2,023,089	12/17/1996	REGISTERED
YUKON	CANADA	4/2/1998	874,112	543,346	4/3/2001	REGISTERED

B.	Trademarks Owed by Telephonics Corporation

SERIAL NUMBER	REGISTRATION NUMBER	MARK	STATUS

78720583	3765468	Windtalker	Registered
78723953	3180157	TransitWATCH	Registered
78396244	3023097	ThreatSTALKER	Registered
78348273	3218558	Trulink	Registered
77412295	Pending	Netcom	Registered
76046225	2557989	Telephonics	Registered
76977249	2992995	Nanocell	Registered
75115307	2143378	Aerotrac	Registered
74455321	1862373	TLSI	Registered
74322971	1863076	Sky Search-2000	Registered
74320501	1828812	Sure-Comm	Registered
72236169	0842756	PRD	Registered

C.	Trademarks Owned by Clopay

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Building Products Company, Inc.	AMERICA’S FAVORITE DOORS	77/151778	3787761	U.S.	4/9/2007	5/11/2010
Clopay Building Products Company, Inc.	AMERICA’S FAVORITE GARAGE DOORS	78/190013	2864842	U.S.	12/2/2002	7/20/2004
Clopay Building Products Company, Inc.	AMERICA’S FAVORITE GARAGE DOORS	78/188423	2903131	U.S.	11/25/2002	11/16/2004
Clopay Building Products Company, Inc.	ARBOR GROVE	85/104722		U.S.	8/11/2010
Clopay Building Products Company, Inc.	ARTISTRY	1367203	740511	Canada	10/11/2007	5/21/2009
Clopay Building Products Company, Inc.	ARTISTRY	78/721565	3291845	U.S.	9/27/2005	9/11/2007
Clopay Building Products Company, Inc.	ASHFORD	1444577		Canada	7/13/2009
Clopay Building Products Company, Inc.	ASHFORD		1121050	Mexico		9/15/2009
Clopay Building Products Company, Inc.	ASHFORD	77/683886	3894558	U.S.	3/5/2009	12/21/10
Clopay Building Products Company, Inc.	BRILLIANCE	78/454666	3096656	U.S.	7/22/2004	5/23/2006
Clopay Building Products Company, Inc.	CANYON RIDGE	1418845		Canada	11/24/2008
Clopay Building Products Company, Inc.	CANYON RIDGE	77/609832	3753128	U.S.		2/23/2010
Clopay Building Products Company, Inc.	CARLISLE		1120396	Mexico		9/10/2009
Clopay Building Products Company, Inc.	CARLISLE	77/683898	3904914	U.S.	3/5/2009	1/11/11
Clopay Building Products Company, Inc.	CHAUNCEY	1444578		Canada	7/13/2009
Clopay Building Products Company, Inc.	CHAUNCEY		1120393	Mexico		9/10/2009
Clopay Building Products Company, Inc.	CHAUNCEY	77/683891		U.S.	3/5/2009
Clopay Building Products Company, Inc.	CLOPAY	A187131	A187131	Australia	4/15/1964	4/15/1964
Clopay Building Products Company, Inc.	CLOPAY	A296475	A296475	Australia	5/3/1976	8/10/1978
Clopay Building Products Company, Inc.	CLOPAY	A296477	A296477	Australia	5/3/1976	7/7/1978
Clopay Building Products Company, Inc.	CLOPAY	AM4861/92	145299	Austria	10/8/1992	12/28/1992
Clopay Building Products Company, Inc.	CLOPAY	787002	520837	Benelux	10/8/1992	4/1/1993
Clopay Building Products Company, Inc.	CLOPAY		721115	Canada		8/15/2008
Clopay Building Products Company, Inc.	CLOPAY		755792	Canada		12/21/2009
Clopay Building Products Company, Inc.	CLOPAY		TMA767397	Canada		5/19/2010

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Building Products Company, Inc.	CLOPAY	713317	419309	Canada	10/2/1992	11/5/1993
Clopay Building Products Company, Inc.	CLOPAY	94125525	892805	China (Peoples Republic)	12/2/1994	11/7/1996
Clopay Building Products Company, Inc.	CLOPAY	94125524	872361	China (Peoples Republic)	12/2/1994	9/21/1996
Clopay Building Products Company, Inc.	CLOPAY	94/93414	190687	Czech Republic	10/20/1994	5/21/1996
Clopay Building Products Company, Inc.	CLOPAY	4599-94	185BOOK44	El Salvador	12/8/1994	1/16/1997
Clopay Building Products Company, Inc.	CLOPAY	4598-94	30BOOK44	El Salvador	12/8/1994	1/13/1997
Clopay Building Products Company, Inc.	CLOPAY	92436590	92436590	France	10/7/1992	3/19/1993
Clopay Building Products Company, Inc.	CLOPAY	C44192/6WZ	2065045	Germany	10/14/1992	5/18/1994
Clopay Building Products Company, Inc.	CLOPAY	M9403816	142969	Hungary	10/21/1994	3/4/1997
Clopay Building Products Company, Inc.	CLOPAY	MI2006C009080	749399	Italy	4/27/1976	4/28/1982
Clopay Building Products Company, Inc.	CLOPAY	155274	454932	Mexico	11/25/1992	3/23/1994
Clopay Building Products Company, Inc.	CLOPAY	155273	433317	Mexico	11/25/1992	4/19/1993
Clopay Building Products Company, Inc.	CLOPAY	155272	433316	Mexico	11/25/1992	4/19/1993
Clopay Building Products Company, Inc.	CLOPAY	155271	433315	Mexico	11/25/1992	4/19/1993
Clopay Building Products Company, Inc.	CLOPAY	2501-94	180017	Slovakia	10/20/1994	3/17/1998
Clopay Building Products Company, Inc.	CLOPAY		M2525182	Spain	10/13/1992	2/13/2003
Clopay Building Products Company, Inc.	CLOPAY	92-08871	249855	Sweden	10/7/1992	6/18/1993
Clopay Building Products Company, Inc.	CLOPAY	7138/1994	424940	Switzerland	10/18/1994	7/5/1996
Clopay Building Products Company, Inc.	CLOPAY	81058615	601636	Taiwan	11/25/1992	6/16/1993
Clopay Building Products Company, Inc.	CLOPAY	2010/49346		Turkey	7/27/2010
Clopay Building Products Company, Inc.	CLOPAY	1063308	1063308	United Kingdom	5/21/1976	11/18/1977
Clopay Building Products Company, Inc.	CLOPAY	1063310	1063310	United Kingdom	5/21/1976	10/16/1978
Clopay Building Products Company, Inc.	CLOPAY	78/816170	3264511	U.S.	2/16/2006	7/17/2007
Clopay Building Products Company, Inc.	CLOPAY	78/816183	3341661	U.S.	2/16/2006	11/20/2007
Clopay Building Products Company, Inc.	CLOPAY	78/816588	3353905	U.S.	2/16/2006	12/11/2007
Clopay Building Products Company, Inc.	CLOPAY	78/816127	3297470	U.S.	2/16/2006	9/25/2007

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Building Products Company, Inc.	CLOPAY	74/322095	1777639	U.S.	10/14/1992	6/22/1993
Clopay Building Products Company, Inc.	CLOPAY	74/322109	1775235	U.S.	10/14/1992	6/8/1993
Clopay Building Products Company, Inc.	CLOPAY		2003-003431	Venezuela		3/2/2009
Clopay Building Products Company, Inc.	CLOPAY & Design	713939	417703	Canada	10/2/1992	10/1/1993
Clopay Building Products Company, Inc.	CLOPAY & Design	74/322094	1775234	U.S.	10/14/1992	6/8/1993
Clopay Building Products Company, Inc.	CLOPAY & Design	74/322093	1774905	U.S.	10/14/1992	6/8/1993
Clopay Building Products Company, Inc.	CLOPAY & Design	3432-2003		Venezuela	3/28/2003
Clopay Building Products Company, Inc.	COACHMAN	78/454655	3040596	U.S.	7/22/2004	1/10/2006
Clopay Building Products Company, Inc.	COACHMAN & DESIGN	78/454671	3045163	U.S.	7/22/2004	1/17/2006
Clopay Building Products Company, Inc.	DESIGNER ETCHINGS	78/744635	3180264	U.S.	11/1/2005	12/5/2006
Clopay Building Products Company, Inc.	DESIGNER ETCHINGS		759585	Canada		2/16/2010
Clopay Building Products Company, Inc.	ELASTIPRO		900996	Korea		6/14/2008
Clopay Building Products Company, Inc.	ELASTIPRO		3554563	U.S.		12/30/2008
Clopay Building Products Company, Inc.	ELASTOFLEX	3429-2003		Venezuela	3/28/2003
Clopay Building Products Company, Inc.	EVANSTON	1418846		Canada		11/19/2008
Clopay Building Products Company, Inc.	EVANSTON	77/617635		U.S.	11/19/2008
Clopay Building Products Company, Inc.	EXPRESSIONS		755504	Canada		12/17/2009
Clopay Building Products Company, Inc.	EXPRESSIONS	78/674367	3403102	U.S.	7/20/2005	3/25/2008
Clopay Building Products Company, Inc.	EXPRESSIONS SERIES Logo		755572	Canada		12/17/2009
Clopay Building Products Company, Inc.	EXPRESSIONS SERIES Logo	78/674379	3490268	U.S.	7/20/2005	8/19/2008
Clopay Building Products Company, Inc.	EZ-SET	1228173	TMA687924	Canada	8/25/2004	5/17/2007
Clopay Building Products Company, Inc.	EZ-SET	674157	889894	Mexico	8/27/2004	7/11/2005
Clopay Building Products Company, Inc.	EZ-SET	78/375317	2991962	U.S.	2/27/2004	9/6/2005
Clopay Building Products Company, Inc.	FIRE POWER	851083	511912	Canada	7/17/1997	5/18/1999
Clopay Building Products Company, Inc	FLAGSTONE	77/861549		U.S.	10/30/2009
Clopay Building Products Company, Inc.	GALLERY	1297496	737651	Canada	4/12/2006	4/7/2009
Clopay Building Products Company, Inc.	GALLERY	78/816496	3227269	U.S.	2/16/2006	4/10/2007

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Building Products Company, Inc	GLENMOOR	77/861540		U.S.	10/30/2009
Clopay Building Products Company, Inc.	GRAND HARBOR	77/017464	3412107	U.S.	10/10/2006	4/15/2008
Clopay Building Products Company, Inc.	HOLMES & Design	72/427888	972165	U.S.	6/21/1972	11/6/1973
Clopay Building Products Company, Inc.	HOLMES GARAGE DOOR COMPANY	76/293549	2653846	U.S.	8/1/2001	11/26/2002
Clopay Building Products Company, Inc.	HOLMES GARAGE DOOR COMPANY	76/293548	2653845	U.S.	8/1/2001	11/26/2002
Clopay Building Products Company, Inc.	HOLMESHELPS	76/255337	2520150	U.S.	5/10/2001	12/18/2001
Clopay Building Products Company, Inc.	HOLMESHELPS & Design	76/255336	2520149	U.S.	5/10/2001	12/18/2001
Clopay Building Products Company, Inc.	IDEAL DOOR	75/014534	2023571	U.S.	11/3/1995	12/17/1996
Clopay Building Products Company, Inc.	IDEAL DOOR	75/014597	2029912	U.S.	11/3/1995	1/14/1997
Clopay Building Products Company, Inc.	IDEAL DOOR & DESIGN		TMA767282	Canada		5/19/2010
Clopay Building Products Company, Inc.	IDEAL DOOR & DESIGN	78/688528	3176445	U.S.	8/9/2005	11/28/2006
Clopay Building Products Company, Inc.	IDEAL DOOR & DESIGN	78/688544	3153473	U.S.	8/9/2005	10/10/2006
Clopay Building Products Company, Inc	KRISTIN	1444583		Canada	7/13/2009
Clopay Building Products Company, Inc.	KRISTIN		1120394	Mexico		9/10/2009
Clopay Building Products Company, Inc	KRISTIN	77/683890	3894559	U.S.	3/5/2009	12/21/10
Clopay Building Products Company, Inc.	LODGEWOOD		759600	Canada		2/16/2010
Clopay Building Products Company, Inc.	LODGEWOOD	78/721529	3399628	U.S.	9/27/2005	3/18/2008
Clopay Building Products Company, Inc	MICROFLEX	824900570		Brazil	8/16/2002
Clopay Building Products Company, Inc.	MICROPRO	828715718		Brazil	3/9/2010
Clopay Building Products Company, Inc	MICROPRO	1315052		Canada	8/31/2006
Clopay Building Products Company, Inc.	MICROPRO		867391	Chile		11/20/2009
Clopay Building Products Company, Inc.	MICROPRO		898377	Korea		4/7/2008
Clopay Building Products Company, Inc.	MICROPRO		1300649	Taiwan		2/1/2008
Clopay Building Products Company, Inc.	MICROPRO		3843193	U.S.		8/31/2010
Clopay Building Products Company, Inc.	PHENIX	72/412180	978383	U.S.	1/10/1972	2/12/1974
Clopay Building Products Company, Inc.	PORTFOLIO		759920	Canada		2/19/2010
Clopay Building Products Company, Inc.	PORTFOLIO	78/756958	3180331	U.S.	11/18/2005	12/5/2006

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Building Products Company, Inc.	PORTFOLIO	78/757000	3180332	U.S.	11/18/2005	12/5/2006
Clopay Building Products Company, Inc.	PRO SERIES	74/333582	1824412	U.S.	11/23/1992	3/1/1994
Clopay Building Products Company, Inc.	PRO SERIES	74/333583	1829560	U.S.	11/23/1992	4/5/1994
Clopay Building Products Company, Inc.	PRO SERIES	74/333688	1824081	U.S.	11/23/1992	3/1/1994
Clopay Building Products Company, Inc.	PRO-SERIES	756310	443137	Canada	6/7/1994	5/19/1995
Clopay Building Products Company, Inc.	RESERVE	1297497	722092	Canada	4/12/2006	8/26/2008
Clopay Building Products Company, Inc.	RESERVE	78/816544	3246761	U.S.	2/16/2006	5/29/2007
Clopay Building Products Company, Inc.	ROSELLE		1120395	Mexico		9/10/2009
Clopay Building Products Company, Inc	ROSELLE	77/683893	3894560	U.S.	3/5/2009	12/21/10
Clopay Building Products Company, Inc.	SAFE-T-BRACKET	76/333050	2779003	U.S.	11/1/2001	11/4/2003
Clopay Building Products Company, Inc.	SAFE-T-HINGE	78/083645	2689474	U.S.	9/12/2001	2/18/2003
Clopay Building Products Company, Inc.	SAFE-T-ROLLER	78/083639	2681947	U.S.	9/12/2001	1/28/2003
Clopay Building Products Company, Inc.	SAFE-T-SYSTEM	78/083920	2833020	U.S.	9/14/2001	4/13/2004
Clopay Building Products Company, Inc.	SAFE-T-TRACK	78/083617	2681946	U.S.	9/12/2001	1/28/2003
Clopay Building Products Company, Inc.	SETTLERS	1367202	740512	Canada	10/11/2007	5/21/2009
Clopay Building Products Company, Inc.	SETTLERS	78/721548	3295136	U.S.	9/27/2005	9/18/2007
Clopay Building Products Company, Inc	SOF-FLEX	824900596		Brazil	8/16/2002
Clopay Building Products Company, Inc.	STONE MANOR	77/418448	3515721	U.S.	3/11/2008	10/14/2008
Clopay Building Products Company, Inc.	THE LOOK OF WOOD, THE EASE OF STEEL	1227838	722222	Canada	8/20/2004	8/26/2008
Clopay Building Products Company, Inc.	THE LOOK OF WOOD, THE EASE OF STEEL	78/408440	2948001	U.S.	4/27/2004	5/10/2005
Clopay Building Products Company, Inc	TRENTON	1444582		Canada	7/13/2009
Clopay Building Products Company, Inc.	TRENTON		1121053	Mexico		9/15/2009
Clopay Building Products Company, Inc	TRENTON	77/683901	3894561	U.S.	3/5/2009	12/21/10
Clopay Building Products Company, Inc.	ULTRA-GRAIN		3750478	U.S.		2/16/2010
Clopay Building Products Company, Inc.	WEATHERSTOP	75/654489	2319412	U.S.	3/5/1999	2/15/2000
Clopay Building Products Company, Inc.	WINDCODE	75/123314	2196264	U.S.	6/21/1996	10/13/1998
Clopay Plastic Products Company, Inc.	CLOPAY	2386278	1929862	Argentina	8/15/2002	6/2/2003

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Plastic Products Company, Inc.	CLOPAY	A296476	A296476	Australia	5/3/1976	7/7/1978
Clopay Plastic Products Company, Inc.	CLOPAY	836662	564024	Benelux	11/4/1994	10/2/1995
Clopay Plastic Products Company, Inc.	CLOPAY	824900600	824900600	Brazil	8/16/2002	5/2/2007
Clopay Plastic Products Company, Inc.	CLOPAY	351754	201547	Canada	3/30/1972	8/30/1974
Clopay Plastic Products Company, Inc.	CLOPAY	580487	662659	Chile	9/5/2002	4/10/2003
Clopay Plastic Products Company, Inc.	CLOPAY	2102387	270878	Colombia	11/12/2002	6/25/2003
Clopay Plastic Products Company, Inc.	CLOPAY	2469/76	74735	Finland	5/19/1976	9/22/1980
Clopay Plastic Products Company, Inc.	CLOPAY	94/543549	94/543549	France	11/7/1994	4/14/1995
Clopay Plastic Products Company, Inc.	CLOPAY	39401072.8	39401072.8	Germany	11/10/1994	5/17/1995
Clopay Plastic Products Company, Inc.	CLOPAY	MI2006C009081	749399	Italy	4/24/1996	3/19/1998
Clopay Plastic Products Company, Inc.	CLOPAY	216982	481514	Mexico	11/7/1994	12/5/1994
Clopay Plastic Products Company, Inc.	CLOPAY	161290	86098	Peru	9/5/2002	1/24/2003
Clopay Plastic Products Company, Inc.	CLOPAY	815879	815879	Spain	4/20/1976	5/4/1977
Clopay Plastic Products Company, Inc.	CLOPAY	18532	18845	Taiwan	4/30/1964	11/1/1964
Clopay Plastic Products Company, Inc.	CLOPAY	2010040	2010040	United Kingdom	2/6/1995	1/5/1996
Clopay Plastic Products Company, Inc.	CLOPAY	74/335547	1789402	U.S.	11/30/1992	8/24/1993
Clopay Plastic Products Company, Inc.	CLOPAY	72/419794	957519	U.S.	3/29/1972	4/24/1973
Clopay Plastic Products Company, Inc.	CLOPAY	343380	343380	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	CLOPAY	3431-2003		Venezuela	3/28/2003
Clopay Plastic Products Company, Inc.	CLOPAY & Design	2386279	1929975	Argentina	8/15/2002	6/3/2003
Clopay Plastic Products Company, Inc.	CLOPAY & Design	824900553	824900553	Brazil	8/16/2002	5/2/2007
Clopay Plastic Products Company, Inc.	CLOPAY & Design	580488	662660	Chile	9/5/2002	4/10/2003
Clopay Plastic Products Company, Inc.	CLOPAY & Design	2102388	270857	Colombia	11/12/2002	6/25/2003
Clopay Plastic Products Company, Inc.	CLOPAY & Design	161286	85969	Peru	9/5/2002	1/21/2003
Clopay Plastic Products Company, Inc.	CLOPAY & Design	83067164	689421	Taiwan	6/1/1995	5/16/1996
Clopay Plastic Products Company, Inc.	CLOPAY & Design	343379	343379	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	CLOPAY (in Chinese Characters)		18846	Taiwan		11/1/1964

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Plastic Products Company, Inc.	EASIFLEX	1860251	2062483	Argentina	10/26/1992	1/31/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	787439	521188	Benelux	10/19/1992	5/3/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	371148	154236	Colombia	11/20/1992	2/1/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	92444199	92444199	France	10/23/1992	5/14/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	C44193/17WZ	2053046	Germany	10/14/1992	12/28/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	92/5665	150474	Ireland	10/27/1992	7/28/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	MI92C007339	653323	Italy	10/28/1992	6/7/1995
Clopay Plastic Products Company, Inc.	EASIFLEX	308317/92	3050564	Japan	10/30/1992	6/30/1995
Clopay Plastic Products Company, Inc.	EASIFLEX	92-32253	286740	Korea, Republic of	11/18/1992	3/15/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	155275	433318	Mexico	11/25/1992	4/19/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	925601	165119	Norway	11/9/1992	10/27/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	1731113	1731113	Spain	11/19/1992	4/20/1994
Clopay Plastic Products Company, Inc.	EASIFLEX	92-09276	248208	Sweden	10/21/1992	4/8/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	7739/1992.1	401725	Switzerland	10/28/1992	7/13/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	81058616	605415	Taiwan	11/25/1992	7/16/1993
Clopay Plastic Products Company, Inc.	EASIFLEX	74/160952	1677629	U.S.	4/26/1991	3/3/1992
Clopay Plastic Products Company, Inc.	ELASTIPRO	900996	900996	Australia	9/29/2006	6/21/2007
Clopay Plastic Products Company, Inc.	ELASTIPRO	900996	900996	China (Peoples Republic)	9/29/2006	11/13/2006
Clopay Plastic Products Company, Inc.	ELASTIPRO	900996		European Community	9/29/2006
Clopay Plastic Products Company, Inc.	ELASTIPRO	A0006001	900996	Int’l-Madrid Protocol	9/29/2006	9/29/2006
Clopay Plastic Products Company, Inc.	ELASTIPRO	900996		Korea, Republic of	9/29/2006
Clopay Plastic Products Company, Inc.	ELASTIPRO	900996	T06/24498D	Singapore	9/29/2006	6/5/2007
Clopay Plastic Products Company, Inc.	ELASTIPRO	77/010466		U.S.	9/29/2006
Clopay Plastic Products Company, Inc.	ELASTOFLEX	2386280	1929974	Argentina	8/15/2002	6/3/2003
Clopay Plastic Products Company, Inc.	ELASTOFLEX	580489	680759	Chile	9/5/2002	12/11/2003
Clopay Plastic Products Company, Inc.	ELASTOFLEX	2102389	270893	Colombia	11/17/2002	7/15/2003

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Plastic Products Company, Inc.	ELASTOFLEX	161288	91825	Peru	9/5/2002	8/21/2003
Clopay Plastic Products Company, Inc.	ELASTOFLEX	73/763078	1628321	U.S.	11/10/1998	12/18/1990
Clopay Plastic Products Company, Inc.	ELASTOFLEX	343382	343382	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	ELASTOFLEX E	446598	B446598	Australia	6/10/1986	5/24/1989
Clopay Plastic Products Company, Inc.	IMOLEX	92/5666	149694	Ireland	10/27/1992	6/13/1994
Clopay Plastic Products Company, Inc.	IMOLEX	7740/19928	401726	Switzerland	10/28/1992	7/13/1993
Clopay Plastic Products Company, Inc.	IMOLEX	1516249	1516249	United Kingdom	10/19/1992	9/29/1995
Clopay Plastic Products Company, Inc.	MICROFLEX	2386281	1929973	Argentina	8/15/2002	6/3/2003
Clopay Plastic Products Company, Inc.	MICROFLEX	446602	A446602	Australia	6/10/1986	11/24/1988
Clopay Plastic Products Company, Inc.	MICROFLEX	580490	662661	Chile	9/5/2002	4/10/2003
Clopay Plastic Products Company, Inc.	MICROFLEX	2102391	270844	Colombia	11/12/2002	6/25/2003
Clopay Plastic Products Company, Inc.	MICROFLEX	161291	86099	Peru	9/5/2002	1/24/2003
Clopay Plastic Products Company, Inc.	MICROFLEX	73/344450	1228476	U.S.	1/26/1982	2/22/1983
Clopay Plastic Products Company, Inc.	MICROFLEX	343384	343384	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	MICROFLEX	3428-2003	P-252164	Venezuela	3/28/2003	6/21/2004
Clopay Plastic Products Company, Inc.	MICROPRO	2698640	2190831	Argentina	9/1/2006	10/26/2007
Clopay Plastic Products Company, Inc.	MICROPRO	898377	1142918	Australia	9/1/2006	3/22/2007
Clopay Plastic Products Company, Inc.	MICROPRO	828715670		Brazil	9/1/2006
Clopay Plastic Products Company, Inc.	MICROPRO	828715718		Brazil	9/1/2006
Clopay Plastic Products Company, Inc.	MICROPRO	1315052		Canada	8/31/2006
Clopay Plastic Products Company, Inc.	MICROPRO	742781		Chile	9/1/2006
Clopay Plastic Products Company, Inc.	MICROPRO	898377	898377	China (Peoples Republic)	9/1/2006	11/16/2006
Clopay Plastic Products Company, Inc.	MICROPRO	898377	898377	European Community	9/1/2006	10/4/2007
Clopay Plastic Products Company, Inc.	MICROPRO	A0005712	898377	Int’l - Madrid Protocol	9/1/2006	10/26/2006
Clopay Plastic Products Company, Inc.	MICROPRO	898377		Japan	9/1/2006
Clopay Plastic Products Company, Inc.	MICROPRO	898377	898377	Korea, Republic of	9/1/2006	10/26/2006
Clopay Plastic Products Company, Inc.	MICROPRO	804305	977488	Mexico	8/31/2006	3/20/2007

Company	Trademark	App. #	Reg. #	Country	Filing Date	Reg. Date

Clopay Plastic Products Company, Inc.	MICROPRO	898377	T06/22838E	Singapore	9/1/2006	5/15/2007
Clopay Plastic Products Company, Inc.	MICROPRO	95044833		Taiwan	9/1/2006
Clopay Plastic Products Company, Inc.	MICROPRO	78/826407		U.S.	3/1/2006
Clopay Plastic Products Company, Inc.	SOF-FLEX	2386282	1929972	Argentina	8/15/2002	6/3/2003
Clopay Plastic Products Company, Inc.	SOF-FLEX	824900596		Brazil	8/16/2002
Clopay Plastic Products Company, Inc.	SOF-FLEX	2102393	300237	Colombia	11/12/2002	3/18/2005
Clopay Plastic Products Company, Inc.	SOF-FLEX	161287	86096	Peru	9/5/2002	1/24/2003
Clopay Plastic Products Company, Inc.	SOF-FLEX	74/712174	1985689	U.S.	8/7/1995	7/09/1996
Clopay Plastic Products Company, Inc.	SOF-FLEX	343383	343383	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	SOF-FLEX	03427-2003	P-252163	Venezuela	3/28/2003	6/21/2004
Clopay Plastic Products Company, Inc.	SOFLEX	446601	446601	Australia	6/10/1986	1/10/1989
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	2386283	1929971	Argentina	8/15/2002	6/3/2003
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	446599	A446599	Australia	6/10/1986	11/24/1988
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	8249000561	8249000561	Brazil	8/16/2002	5/2/2007
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	357491	191515	Canada	10/2/1972	6/1/1973
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	580492	662662	Chile	9/5/2002	4/10/2003
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	2102395	270849	Colombia	11/12/2002	6/25/2003
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	161289	86097	Peru	9/5/2002	1/24/2003
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	72/295113	885662	U.S.	4/8/1968	2/10/1970
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	343381	343381	Uruguay	9/9/2002	6/9/2003
Clopay Plastic Products Company, Inc.	TAFF-A-FLEX	003426-2003	P-252162	Venezuela	3/28/2003	6/21/2004
Clopay Plastic Products Company, Inc.	VELVAFLEX	446600	A446600	Australia	6/10/1986	1/10/1989
Clopay Plastic Products Company, Inc.	VELVAFLEX	73/278593	1202026	U.S.	9/22/1980	07/20/1982

ACKNOWLEDGEMENT AND CONSENT

          The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 18, 2011 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

                    1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                    2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

                    3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[Signature Pages Follow]

Annex 1 to
Guarantee and Collateral Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

          WHEREAS, Griffon Corporation (the “Borrower”), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 18, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

          WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 18, 2011 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:
Title:

Annex 1-A to
Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6